                              REDAY, S.A. DE C.V.

                 ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS

                            30 de noviembre de 1999

En la Ciudad de Mexico, Distrito Federal, siendo las 10:00 horas del dia 30 de noviembre de 1999, se reunieron en el domicilio social de la Sociedad, los accionistas y representantes de accionistas de Reday, S.A. de C.V., que se senalan en la Lista de Asistencia que, firmada por el Presidente, Secretario y Comisario, se adjunta a la presente Acta, con el objeto de celebrar la Asamblea General Extraordinaria de Accionistas.

Por designacion unanime de los presentes fungio como Presidente de la Asamblea el senor Eugenio Lopez Barrios. Actuo como Secretario de la misma, el Secretario del Consejo de Administracion de la Sociedad, senor Alberto Mena Adame.

El Presidente designo Escrutador al Sr. Jose Ernesto Becerril Miro, quien, despues de aceptar el cargo, examino el Libro de Registro de Accionistas de la Sociedad y la Lista de Asistencia, con base en lo cual hizo constar que estuvieron presentes o debidamente representados en la Asamblea, los accionistas tenedores de 10,000 acciones comunes de la Serie A y 25,152,154 de la Serie B, que representan el 100.00% del capital social suscrito y pagado de Reday, S.A. de C.V. a la fecha de la presente Asamblea.

El Presidente, con base en la certificacion del Escrutador y con fundamento en lo establecido por el Articulo 188 de la Ley General de Sociedades Mercantiles y en el Articulo Vigesimo Noveno de los estatutos sociales, declaro legalmente instalada la Asamblea General Extraordinaria, en virtud de estar presentes o debidamente representados los accionistas tenedores de acciones comunes representativas del 100.00% del capital social. Acto seguido, el Presidente sometio a la consideracion de los accionistas el siguiente:


                                 ORDEN DEL DIA
                                 -------------

I. Propuesta respecto de la fusion de la Sociedad, como fusionante, con Consultoria Jafra, S.A. de C.V., como fusionada; discusion y, en su caso, aprobacion del balance general de la Sociedad al 31 de octubre de 1999, con base en el cual se pretende llevar a cabo la fusion; discusion y, en su caso, aprobacion del convenio de fusion que se celebrara con Consultoria Jafra, S.A. de

     C.V.; y discusion y, en su caso, aprobacion de la propuesta relativa a que la Sociedad pacte expresamente pagar a su vencimiento las deudas de la sociedad fusionada, resoluciones al respecto.

II. Propuesta de aumento del capital de la Sociedad como consecuencia de la fusion de la Sociedad con Consultoria Jafra, S.A. de C.V.; resoluciones al respecto.

III. Propuesta de nombramiento de delegados especiales; resoluciones al respecto.

Los accionistas, por unanimidad de votos, aprobaron tanto la declaracion del Presidente como el Orden del Dia de la Asamblea Extraordinaria, cuyos puntos procedieron a desahogar como sigue:



I. En relacion con el primer punto del Orden del Dia, el Presidente senalo las diversas razones que hacen conveniente el que la sociedad se fusione con Consultoria Jafra, S.A. de C.V., subsistiendo Reday, S.A. de C.V., como sociedad fusionante y extinguiendose Consultoria Jafra, S.A. de C.V., como sociedad fusionada.

El Presidente senalo que en caso de aprobarse la fusion, esta se llevaria a cabo con base en las cifras que muestran los balances generales de cada una de las sociedades a fusionarse al 31 de octubre de 1999, mismos que los accionistas recibieron con anterioridad para su detallado analisis. A continuacion, el Presidente se refirio a los acuerdos de fusion contenidos en el Convenio de Fusion que celebraron anteriormente Consultoria Jafra, S.A. de C.V., como sociedad fusionada, y Reday, S.A. de C.V. como sociedad fusionante, cuya validez y efectos se encuentran sujetos, entre otros, a que la Asamblea General Extraordinaria de Accionistas de Consultoria Jafra, S.A. de C.V., asi como la presente Asamblea los apruebe. Acto seguido, el Presidente solicito al Secretario procediera a dar lectura al Convenio de Fusion celebrado por la Sociedad.

Una vez escuchado lo manifestado por el Presidente, de haber analizado detenidamente los balances generales de cada sociedad y el Convenio de Fusion celebrado por la sociedad y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea Extraordinaria, por unanimidad de votos, adopto las siguientes:

                                  RESOLUCIONES
                                  ------------

     "1. Se tiene por presentado y se aprueba en sus terminos el balance general de la Sociedad al 31 de octubre de 1999, mismo que servira de base para llevar a cabo la fusion a que se refieren las resoluciones siguientes. Agreguese un ejemplar de dicho balance al expediente de la presente Acta".

     "2. Se aprueba expresamente en este acto el Convenio de Fusion celebrado el 29 de noviembre de 1999 entre la Sociedad y Consultoria Jafra, S.A. de C.V., en los terminos del cual debera llevarse a cabo la fusion entre dichas sociedades, subsistiendo Reday, S.A. de C.V. como sociedad fusionante y extinguiendose Consultoria Jafra, S.A. de C.V. como sociedad fusionada. En consecuencia, se acuerda y aprueba expresamente en este acto la fusion antes mencionada, de conformidad con el Convenio de Fusion, el cual se transcribe en su integridad a continuacion:

"CONVENIO DE FUSION QUE CELEBRAN POR UNA PARTE, COMO SOCIEDAD FUSIONANTE, REDAY, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "REDAY"), REPRESENTADA POR EL SENOR ERNESTO BECERRIL MIRO Y, POR LA OTRA, COMO SOCIEDAD FUSIONADA, CONSULTORIA JAFRA, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "CONSULTORIA"), REPRESENTADA POR EL SENOR EUGENIO LOPEZ BARRIOS Y EL SENOR ALBERTO MENA ADAME, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

                                 DECLARACIONES
                                 -------------

     I.  Declara REDAY, a traves de su representante:

     a) Que es una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura publica No. 29,607, otorgada el 2 de enero de 1991, ante la fe del licenciado Roberto Nunez y Bandera, Notario Publico No. 1 del Distrito Federal e inscrita en el Registro Publico de Comercio del Distrito Federal, bajo el folio mercantil No. 150,313.

     b) Que a la fecha del presente Convenio su capital social asciende a la suma de $25,162,154.00 (VEINTICINCO MILLONES CIENTO SESENTA Y DOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.) representado por 10,000 acciones ordinarias, nominativas Serie "A" y 25,152,154 acciones ordinarias, nominativas Serie "B" con valor nominal de $1.00 M.N.(UN PESO 00/100 M.N.) cada una.

     c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de "CONSULTORIA" que al efecto se celebren, se acuerde la fusion de CONSULTORIA en REDAY, subsistiendo esta ultima como sociedad fusionante y extinguiendose CONSULTORIA como sociedad fusionada.

     d) Que su representante tiene facultades suficientes para la celebracion de este acto, mismas que no le han sido revocadas o modificadas en forma alguna.

     II.  Declara CONSULTORIA, a traves de sus representantes:

     a) Ser una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura Publica No. 23,701, otorgada el 4 de diciembre de 1995, ante la fe del licenciado Carlos Alejandro Duran Loera Notario Publico No. 11 del Distrito Federal, e inscrita en el Registro Publico de Comercio del Distrito Federal bajo el folio mercantil No. 202,537.

     b) Que a la fecha del presente Convenio su capital social asciende a la cantidad de $50,000.00 (CINCUENTA MIL PESOS 00/100 M.N.), representado por 50 acciones ordinarias, nominativas Serie "A" con valor nominal de $1,000.00 (UN MIL PESOS 00/100 M.N.) cada una.

     c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de

Accionistas de REDAY se acuerde la fusion de CONSULTORIA en REDAY, subsistiendo REDAY como sociedad fusionante y extinguiendose CONSULTORIA como sociedad fusionada.

     d) Que sus representantes tienen facultades suficientes para la celebracion de este acto, mismas que no les han sido revocadas ni modificadas en forma alguna.

     De conformidad con las Declaraciones que anteceden, las partes convienen en otorgar las siguientes

                                   CLAUSULAS

     PRIMERA. REDAY y CONSULTORIA convienen en celebrar cada una de ellas una Asamblea General Extraordinaria de Accionistas, a efecto de que se someta a la consideracion de las mismas la aprobacion del presente Convenio de Fusion y, por lo tanto, acuerden expresamente la fusion de CONSULTORIA en REDAY, subsistiendo REDAY con caracter de fusionante y extinguiendose CONSULTORIA con caracter de fusionada.

     SEGUNDA. La celebracion de las Asambleas Generales Extraordinarias de Accionistas de REDAY y CONSULTORIA a que se refiere la Clausula anterior deberan llevarse a cabo a mas tardar el 30 de noviembre de 1999.

     TERCERA. La fusion surtira plenos efectos entre las partes a partir del dia en que se celebren las Asambleas Generales Extraordinarias de Accionistas de REDAY y de CONSULTORIA que acuerden la fusion y, ante terceros, surtira plenos efectos a partir de la fecha en que queden inscritos los acuerdos de fusion en el Registro Publico de la Propiedad y del Comercio del Distrito Federal en virtud de que las sociedades a fusionarse acuerdan pagar todos los pasivos y deudas que tuvieran a su cargo a favor de acreedores que no hubiesen consentido la fusion.

     CUARTA. Las cifras que serviran de base para la fusion, sujeto a la aprobacion de las Asambleas de Accionistas antes senaladas, son las que se reflejan en los balances de REDAY y de CONSULTORIA al 31 de octubre de 1999.

     QUINTA. Como consecuencia de la fusion, y una vez que esta haya surtido sus efectos entre las partes, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general, el patrimonio de CONSULTORIA sin reserva ni limitacion alguna, se transmitira a titulo universal a REDAY como sociedad fusionante y, por lo mismo, REDAY hara suyos y asumira en su totalidad los pasivos y obligaciones de cualquier indole a cargo de CONSULTORIA, quedando obligada expresamente al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existan entre las partes de este Convenio (si los hubieran), quedaran extinguidos por confusion al consolidarse estos en REDAY como consecuencia de la fusion.

     SEXTA. Como consecuencia de la fusion de CONSULTORIA en REDAY, el capital social de REDAY en su parte variable se incrementara en la cantidad de $50,000.00 (CINCUENTA MIL PESOS 00/100 M.N.), con lo cual el monto del capital social de REDAY ascendera al surtir efectos la fusion entre las partes, a la cantidad de $25,212,154.00 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.).

     Considerando que los accionistas de REDAY tambien son los accionistas de CONSULTORIA, al surtir efectos la fusion entre las partes los titulares de acciones de REDAY recibiran por cada accion Serie A de CONSULTORIA de que son titulares, 1,000 accion (es) Serie B de REDAY.

     SEPTIMA. Con motivo de la fusion no se realizara cambio alguno en la integracion de los organos de administracion y de vigilancia de REDAY.

     OCTAVA. En cumplimiento de lo dispuesto por el Articulo 223 de la Ley General de Sociedades Mercantiles, inmediatamente despues de celebradas las Asambleas Extraordinarias de Accionistas previstas en la Clausula Primera, se publicaran en el periodico oficial del domicilio de las sociedades, los acuerdos de fusion materia del presente Convenio, asi como los ultimos balances generales de las dos sociedades aprobadas por las Asambleas que ratifiquen la fusion, al igual que el sistema que CONSULTORIA utilizara para la extincion de sus pasivos. Ademas, una vez aprobado el presente Convenio de Fusion, y acordada la fusion por las Asambleas Extraordinarias de Accionistas a que se refiere la Clausula Primera, se procedera de inmediato a inscribir en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, los acuerdos de fusion tomados por dichas Asambleas.

     NOVENA. En todo lo no expresamente previsto en el presente Convenio se regira por las disposiciones de la Ley General de Sociedades Mercantiles y supletoriamente por las disposiciones del Codigo de Comercio y del Codigo Civil para el Distrito Federal.

     DECIMA. Para todo lo relacionado con la interpretacion, cumplimiento y ejecucion del presente Convenio, las partes se someten expresamente a la jurisdiccion de los tribunales competentes de Mexico, Distrito Federal, renunciando expresamente a cualquier otro fuero que pudiera corresponderles por razon de sus domicilios presentes o futuros o por cualquier otra causa.

     El presente Convenio se firma en dos ejemplares en la Ciudad de Mexico, Distrito Federal, el dia 29 del mes de noviembre de 1999.


REDAY, S.A. DE C.V.                CONSULTORIA JAFRA, S.A. DE C.
Senor Ernesto Becerril Miro        Senor Eugenio Lopez Barrios
Representante Legal                Senor Alberto Mena Adame
"Rubrica"                          Representantes Legales
                                   "Rubricas"


     "3. Se hace expresamente constar que, una vez que la fusion de Reday, S.A. de C.V. con Consultoria Jafra, S.A. de C.V., haya sido aprobada por la Asamblea General Extraordinaria de Accionistas de Consultoria Jafra, S.A.

     de C.V. y de Reday, S.A. de C.V., en los terminos acordados en el Convenio de Fusion, esta surtira efectos entre las partes a partir de la fecha de la presente Asamblea y, ante terceros, la fusion surtira plenos efectos a partir de la fecha en que queden inscritos en el Registro Publico de Comercio del Distrito Federal los acuerdos de fusion tomados por las Asambleas Generales Extraordinarias de Accionistas de las sociedades a fusionarse, en virtud de lo que se establece en la Resolucion numero 4 siguiente."

     "4. Para que la fusion surta efectos frente a terceros a partir de la fecha de inscripcion de los acuerdos respectivos en el Registro Publico De la Propiedad y del Comercio del Distrito Federal, las sociedades partes de la fusion acuerdan pagar en forma anticipada todos aquellos creditos cuyos acreedores no hubieren dado su consentimiento."

     "5. Se hace constar expresamente que, como consecuencia de la fusion, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general todo el patrimonio de Consultoria Jafra, S.A. de C.V. se transmite sin reserva ni limitacion y a titulo universal a Reday, S.A. de C.V., en su caracter de sociedad fusionante, a partir de la fecha en que la fusion surta efectos. En consecuencia, Reday, S.A. de C.V. hara suyos y asumira en su totalidad a partir de la fecha en que surta efectos, los pasivos y obligaciones de cualquier indole que existieren a cargo de Consultoria Jafra, S.A. de C.V., quedando expresamente obligada como causahabiente universal al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existieren entre las sociedades que se fusionan (si los hubiere), quedan a partir de la presente fecha extinguidos por confusion, al haberse consolidado estos en Reday, S.A. de C.V."

     "6. Se hace, asimismo, expresamente constar que, como consecuencia de los acuerdos contenidos en el Convenio de Fusion, los accionistas de Reday, S.A. de C.V. recibiran por cada accion Serie A de la que son titulares en Consultoria Jafra, S.A. de C.V., 1,000 accion (es) Serie B de Reday, S.A. de C.V."

II. En relacion con el segundo punto del Orden del Dia de la Asamblea Extraordinaria, el Presidente explico a los senores accionistas que como consecuencia de la fusion de Reday, S.A. de C.V. con Consultoria Jafra, S.A. de C.V., una vez que esta surta efectos, se aumentaria el capital social de la Sociedad en la cantidad de $50,000.00 (CINCUENTA MIL PESOS 00/100 M.N.)

     Una vez escuchado lo manifestado por el Presidente, y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea, por unanimidad de votos, adopto la siguiente


                                   RESOLUCION
                                   ----------


     "1. Se acuerda aumentar el capital social de Reday, S.A. de C.V., con efectos a partir de la fecha de eficacia de la fusion, en la cantidad de $50,000.00 (CINCUENTA MIL PESOS 00/100 M.N.), como consecuencia de la fusion con Consultoria Jafra, S.A. de C.V., por lo que el capital social, en su parte fija, se mantendra en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100), y en su parte variable se aumentara a la cantidad de $25,202,154 (VEINTICINCO MILLONES DOSCIENTOS DOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100), quedando el mismo en $25,212,154 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.), representado por 10,000 (DIEZ MIL) acciones Serie A y 25,202,154 (VEINTICINCO MILLONES DOSCIENTOS DOS MIL CIENTOCINCUENTA Y CUATRO) acciones Serie B, por lo que el capital social de reday, S.A. de C.V., quedara distribuido de la siguiente forma:

     ACCIONISTAS                            ACCIONES
                                    SERIE "A"     SERIE "B"
     Jafra Cosmetics                  9,999      25,201,154
      International, S.A.
     De C.V.

     Eugenio Lopez Barrios                1           1,000

     Total:                          10,000      25,202,154"

     "2. Se acuerda la emision de titulos definitivos representativos de las acciones Serie B correspondientes al aumento de capital, los cuales deberan cumplir con los requisitos establecidos en los estatutos sociales."

     III. En relacion con el ultimo punto del Orden del Dia de la Asamblea Extraordinaria, los Accionistas por unanimidad de votos, adoptaron la siguiente:

                              RESOLUCION
                              ----------

     "1. Se designan como delegados de esta Asamblea a los senores Eugenio Lopez Barrios, Alberto Mena Adame y Ernesto Becerril Miro, o a las personas que ellos designen, a fin de que, individual o conjuntamente:

          a) Concurran ante el notario publico de su eleccion para protocolizar la presente acta, total o parcialmente.

          b) Para que expidan, de ser necesario, los certificados de las resoluciones adoptadas en esta Asamblea.

          c) Lleven a cabo las publicaciones que sean necesarias conforme a la ley.

          d) Realicen acciones necesarias para inscribir el testimonio respectivo ante el Registro Publico de la Propiedad y del Comercio del Distrito Federal, asi llevar a cabo todos los actos juridicos y materiales necesarios para dar cumplimiento a estas resoluciones."

Acto seguido, se suspendio la Asamblea por el tiempo necesario para redactar la presente Acta la cual una vez leida, fue aprobada por los presentes y firmada por el Presidente, el Secretario y el Comisario.

Se dio por terminada la Asamblea a las 11:00 horas del dia de su fecha.

_______________________                       _____________________
Eugenio Lopez Barrios                         Alberto Mena Adame
Presidente                                    Secretario



                        ______________________________
                          Ernesto Valenzuela Espinoza
                                   Comisario

                              LISTA DE ASISTENCIA


ACCIONISTA                                        ACCIONES
----------                                        --------
                                         SERIE A           SERIE B
JAFRA COSMETICS INTERNATIONAL,            9,999          25,152,164
S.A. de C.V., representada por
el senor Ernesto Becerril Miro

---------------------------

Eugenio Lopez Barrios                         1
Por su propio derecho

---------------------------

                   TOTAL:                10,000          25,152,164

     El 100.00% de las acciones en que se divide el capital de la Sociedad se hallaban debidamente representadas.


___________________________               ________________________
Senor Eugenio Lopez Barrios               Senor Alberto Mena Adame
       Presidente                                Secretario



___________________________               ___________________________
Senor Ernesto Becerril Miro               Senor Ernesto Valenzuela
       Escrutador                                Espinoza
                                                 Comisario


Mexico D.F. a 30 de noviembre de 1999.

                                                                     TRANSLATION
                                                                     -----------

                             REDAY, S. A. DE C. V.

                  GENERAL EXTRAORDINARY SHAREHOLDERS MEETING

                               NOVEMBER 30, 1999


In the City of Mexico , Federal District, at 10:00 hrs. on November 30, 1999, there met at the corporate domicile of the Corporation the shareholders and the shareholders' representatives of Reday, S. A. de C. V. which are identified in the Attendance List which, signed by the President, by the Secretary and by the Examiner, is attached to these Minutes, with the purpose of holding a General Extraordinary Shareholders Meeting.

By unanimous appointment of the people attending this Meeting, Mr. Eugenio Lopez Barrios acted as President hereof. The Secretary of the Board of Directors, Mr. Alberto Mena Adame, acted as Secretary hereof.

The President appointed Mr. Jose Ernesto Becerril Miro as Teller who, having accepted such appointment, examined the Corporation's Book of Registry of Shareholders as well as the Attendance List and, based on said examination, he certified that the shareholders of the 10,000 common Series A shares and the shareholders of the 25,152,154 Series B common shares representing 100% of the capital stock of Reday, S. A. de C. V., subscribed and paid as of the date hereof, were present or duly represented at this Meeting.

Based on the certification made by the Teller and on the provisions of Article 188 of the Genera Law of Mercantile Corporations, and on Article Twenty-Ninth of the Articles of Incorporation, and in view that the totality of the shareholders of common shares representing the Corporation's capital stock were present or represented, the President declared this General Extraordinary Meeting duly convened. Further, the President submitted to the shareholders' consideration the following:

                      AGENDA OF THE EXTRAORDINARY MEETING
                      -----------------------------------

I. Proposal on the merger of the Corporation, as the absorbing company ("fusionante") with Consultoria Jafra, S. A. de C. V. as the absorbed company ("fusionada"). Discussion and, as the case may be, approval of the balance sheet of the Corporation as of October 31, 1999, on which financial document it is intended to carry out the merger. Discussion and, if applicable, approval of the merger agreement to be entered into with Consultoria Jafra, S. A. de C. V. Discussion and, as the case may be, approval of the proposal on the Corporation's paying the absorbed company's liabilities, upon maturity. Adoption of the applicable resolutions.

II. Proposal and resolutions on the increase to the capital stock of the Corporation, as a consequence of its merger with Consultoria Jafra, S.
        A. de C. V.

III. Proposal on the appointment of special delegates; adoption of the applicable resolutions.

        The shareholders unanimously approved the declaration made by the President hereof, as well as the Agenda of this Extraordinary Meeting, proceeding to deal with it as follows:

                             EXTRAORDINARY MEETING
                             ---------------------

     I. In dealing with the first issue of the Agenda of this Extraordinary Meeting, the President explained the various reasons that make it advisable to merge the Corporation with Consultoria Jafra, S. A. de C. V. In such merger, Reday, S. A. de C. V. subsists as the absorbing company ("fusionante") and Consultoria Jafra, S. A. de C. V. disappears as the absorbed company ("fusionada").

The President stated that, in the event the merger is approved, it would be based on the figures shown on the balance sheets as of October 31, 1999 of each of the companies to be merged, which balance sheets were previously delivered to the shareholders for their analysis in detail. Further, the President made reference to the agreements contained in the Merger Agreement previously executed by Consultoria Jafra, S. A. de C. V. as the absorbed company ("fusionada") and Reday, S. A. de C. V. as the absorbing company ("fusionante"); he stated that the enforceability and legal effects of such agreements are subject, among others, to the approval by the General Extraordinary Shareholders Meeting of Consultoria Jafra, S. A. de C. V. and by this Meeting. Consequently, the President requested the Secretary to read the Merger Agreement executed by the Corporation.

Following the President's statements and once the balance sheets of each company and the Merger Agreement were analyzed in detail, and after the shareholders posed the questions they deemed necessary, the Extraordinary Meeting unanimously adopted the following:

                                  RESOLUTIONS
                                  -----------

     "1. The balance sheet of the Corporation as of October 31, 1999 is hereby submitted and approved, on which financial document the merger referred to below will be carried out. A copy of said balance sheet is attached to the files of these Minutes."

     "2. The Merger Agreement executed on November 29, 1999 between the Corporation and Consultoria Jafra, S. A. de C. V. is hereby expressly approved, on which document the merger of said companies is to be carried out, by virtue of which Reday, S. A. de C. V. will subsist as the absorbing company ("fusionante") and Consultoria Jafra, S. A. de C. V. will disappear as the absorbed company ("fusionada"). Consequently, the aforesaid merger is hereby expressly approved, pursuant to the provisions of the Merger Agreement, which is fully transcribed as follows:

"MERGER AGREEMENT TO BE ENTERED INTO BY REDAY, S. A. DE C. V., AS THE ABSORBING COMPANY ("FUSIONANTE") (HEREINAFTER REFERRED TO AS "REDAY"), REPRESENTED BY MR. JOSE ERNESTO BECERRIL MIRO AND, ON THE OTHER HAND, BY CONSULTORIA JAFRA, S. A. DE C. V. AS THE ABSORBED COMPANY ("FUSIONADA") (HEREINAFTER REFERRED TO AS "CONSULTORIA"), REPRESENTED BY MESSRS. EUGENIO LOPEZ BARRIOS AND ALBERTO MENA ADAME, PURSUANT TO THE FOLLOWING STATEMENTS AND CLAUSES:

                                  STATEMENTS
                                  ----------

     I.  REDAY states, through its representative:

     a) That it is a Mexican stock company of variable capital ("sociedad anonima de capital variable") duly incorporated pursuant to the provisions of the General Law of Mercantile Corporations, as evidenced by Public Deed number 29,607 granted on January 2, 1991 before attorney Roberto Nunez y Bandera, Notary Public number 1 of the Federal District, and recorded in the Public Registry of Commerce of the Federal District under mercantile folio number 150,313.

     b) That as of the date of this Agreement, it has a capital stock of $25,162,154.00 (TWENTY-FIVE-MILLION ONE-HUNDRED-AND-SIXTY-TWO-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY), represented by 10,000 common, registered, Series "A" shares, and by 25,152,154 common, registered, Series "B" shares, with a par value of $1.00 (ONE PESO 00/100 MEXICAN CURRENCY) each.

     c) That, subject to the approval of this Agreement by REDAY's General Extraordinary Meeting and by CONSULTORIA's General Extraordinary Meeting to be held for such purpose, it is interested in reaching an agreement for the merger of CONSULTORIA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and CONSULTORIA to disappear as the absorbed company ("fusionada").

     d) That its representative has full authority to enter into this Agreement, which authority has not been revoked or modified in any manner whatsoever.

     II.  CONSULTORIA states, through its representatives:

     a) That it is a Mexican stock company of variable capital ("sociedad anonima de capital variable") duly incorporated pursuant to the provisions of the General Law of Mercantile Corporations, as evidenced by Public Deed number 23,701 granted on December 4, 1995 before attorney Carlos Alejandro Duran Loera, Notary Public number 11 of the Federal District, and recorded in the Public Registry of Commerce of the Federal District under mercantile folio number 202,537.

     b) That as of the date of this Agreement, it has a capital stock of $50,000.00 (FIFTY-THOUSAND PESOS 00/100 MEXICAN CURRENCY), represented by 50 common, registered, Series "A" shares, with a par value of $1,000.00 (ONE-THOUSAND PESOS 00/100 MEXICAN CURRENCY) each.

     c) That, subject to the approval of this Agreement by CONSULTORIA's
General Extraordinary Meeting and by REDAY'S General Extraordinary Meeting to be held for such purpose, it is interested in reaching an agreement for the merger of CONSULTORIA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and CONSULTORIA to disappear as the absorbed company ("fusionada").

     d) That its representatives have full authority to enter into this Agreement, which authority has not been revoked or modified in any manner whatsoever.

     Based on the above Statements, the parties hereto agree as follows:

                                    CLAUSES
                                    -------

     FIRST. Each REDAY and CONSULTORIA agree to hold a General Extraordinary Shareholders Meeting in order to submit this Merger Agreement to said Meeting's approval and, consequently, to expressly agree on the merger of CONSULTORIA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and CONSULTORIA to disappear as the absorbed company ("fusionada").

     SECOND. The General Extraordinary Shareholders Meetings of REDAY and CONSULTORIA referred to above must be held by November 30, 1999, at the latest.

     THIRD. The merger shall be fully effective for the parties hereto from the date on which the General Extraordinary Shareholders Meetings of REDAY and CONSULTORIA agree on the merger, and it shall be effective before third parties from the date on which the merger agreements be recorded in the Public Registry of the Property and Commerce of the Federal District, in view that the merging companies bind themselves to pay all the liabilities and debts to those creditors not agreeing with the merger.

     FOURTH. Subject to the approval by the Extraordinary Shareholders Meetings referred to before, the merger shall be based on the figures shown on the balance sheets of REDAY and CONSULTORIA as of October 31, 1999.

    FIFTH. As a consequence of the merger, and once it has become fully effective for all the involved parties, all the assets, shares and rights, as well as the liabilities, duties and obligations of any nature whatsoever and the whole estate of CONSULTORIA, with no limitation or reserve, shall be fully transmitted to REDAY as the absorbing company ("fusionante"). Therefore,, REDAY shall acquire and assume the totality of CONSULTORIA's liabilities and duties, of any nature whatsoever, expressly binding itself to pay them; in the understanding that those liabilities and related rights existing between the parties hereto (if any) shall extinguish by confusion when consolidated into REDAY as a consequence of this merger.

    SIXTH. As a result of the merger of CONSULTORIA into REDAY, REDAY's variable capital stock shall be increased in the amount of $50,000.00 (FIFTY-THOUSAND PESOS 00/100 MEXICAN CURRENCY); consequently, once the merger between the parties hereto becomes effective, REDAY's capital stock shall amount $25,212,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWELVE-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY).

     Taking into account that REDAY's shareholders are also CONSULTORIA's shareholders, upon the merger between the two parties, REDAY's shareholders shall receive 1,000 REDAY Series B shares per each CONSULTORIA Series A share they hold.

     SEVENTH. No change in REDAY's management and vigilance bodies shall take place resulting from this merger.

     EIGHTH. In compliance with the regulations of Article 223 of the General Law of Mercantile Corporations, immediately upon the celebration of the Extraordinary Shareholders Meetings provided for in Clause First hereof, the merger resolutions subject matter of this agreement, as well as the most recent balance sheets of the two companies duly approved by the Meetings ratifying the merger, including the procedure to be followed by CONSULTORIA for the settlement of its liabilities, shall be published in the official newspaper of the two companies' corporate domiciles. Likewise, once this Merger Agreement has been approved and the corresponding merger has been agreed upon by the Extraordinary Shareholders Meetings provided for in Clause First hereof, the merger resolutions taken in such Meetings shall be immediately recorded in the Public Registry of the Property and Commerce of the Federal District.

     NINTH. For everything not expressly provided for herein, the provisions of the General Law of Mercantile Corporations and, in a suppletory manner, the regulations of the Code of Commerce and the Civil Code for the Federal District shall apply.

     TENTH. For the construction, compliance and execution of this Agreement, the parties hereto expressly submit themselves to the jurisdiction of the competent courts of Mexico, Federal District, expressly waiving to any other jurisdiction they might be entitled to by reason of their present or future domiciles, or by any other reason.

     This Agreement is signed in two counterparts in the City of Mexico, Federal, District, on November 29, 1999.

REDAY, S. A. DE C. V.                        CONSULTORIA JAFRA, S. A. DE C. V.
Mr. Jose Ernesto Becerril Miro               Mr. Eugenio Lopez Barrios
Legal Representative                         Mr. Alberto Mena Adame
"Signature"                                  Legal Representatives
                                             "Signatures"

     "3. It is expressly set forth that, once the merger between Reday, S. A. de C. V. and Consultoria Jafra, S. A. de C. V. has been approved by their respective General Extraordinary Shareholders Meetings in the terms agreed upon in the Merger Agreement, such merger shall become effective for the parties from the date hereof, and that it shall become fully effective for third parties from the date the merger resolutions adopted by the General Extraordinary Meetings of the merging companies be recorded in the Public Registry of the Property and Commerce of the Federal District, according to Resolution 4 hereof."

     "4. In order to make the merger effective before third parties as from the date the related resolutions are recorded in the Public Registry of the Property and Commerce of the Federal District, the merging companies bind themselves to pay in advance all those debts in favor of creditors who are not in agreement with the merger.

     "5. It is expressly set forth that, as a result of the merger, all the assets, shares and rights, as well as the liabilities, duties and obligations of any nature whatsoever and the whole estate of Consultoria Jafra, S. A. de C. V., with no limitation or reserve, shall be fully
     transmitted  to Reday,   S. A. de C. V. as the absorbing company
     ("fusionante"), as from the date this merger becomes effective. Therefore, Reday, S. A. de C. V. shall acquire and assume, as from the date this merger becomes effective, the totality of liabilities and duties, of any nature whatsoever, to be payable by Consultoria Jafra, S. A. de C. V. Likewise, Reday, S.A. de C. V. expressly binds itself to become the universal successor in the payment obligations thereof; in the understanding that those liabilities and related rights existing between the parties hereto (if any) become extinguished on the date hereof by confusion, as they have been consolidated into Reday, S. A. de C. V."

     "6. Likewise, it is hereby expressly stated that, as a consequence of the covenants contained in the Merger Agreement, Reday, S. A. de C. V. shareholders shall receive 1,000 Reday, S. A. de C. V. Series B shares per each Consultoria Jafra, S. A. de C. V. Series A share they hold."

     II. In dealing with the second issue of the Agenda of this Extraordinary Meeting, the President explained the shareholders that, as a consequence of the merger between Reday, S. A. de C. V. and Consultoria Jafra, S. A. de C. V., and once such merger becomes effective, Reday, S. A. de C. V. capital stock shall be increased in $50,000.00 (FIFTY-THOUSAND PESOS 00/100 MEXICAN CURRENCY).

     Following the President's statement and once the shareholders posed all the questions they deemed advisable, the Meeting unanimously adopted the following:

                                  RESOLUTION
                                  ----------

     "1. As a consequence of the merger with Consultoria Jafra, S. A. de C. V. and effective as from the date such merger becomes effective, it is hereby resolved to increase Reday, S. A. de C. V. capital stock in the amount of $50,000.00 (FIFTY-THOUSAND PESOS 00/100 MEXICAN CURRENCY). Therefore, the fixed part of the capital stock shall be maintained in the amount of $10,000.00 (TEN-THOUSAND PESOS 00/100 MEXICAN CURRENCY), and the variable part shall be increased to the amount of $25,202,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWO-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY), wherefore the capital stock shall amount

     $25,212,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWELVE-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY), represented by 10,000 (TEN-THOUSAND) Series A shares and 25,202,154 (TWENTY-FIVE MILLION TWO-HUNDRED-AND-TWO-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR) Series B shares."

     "2. It is hereby resolved to issue definitive Series B share certificates covering the capital stock increase, which certificates must comply with the regulations set forth in the Articles of Incorporation."

     III. Regarding the last issue of the Agenda of this Extraordinary Meeting, the Shareholders unanimously adopted the following:

                                  RESOLUTION
                                  ----------

     "1. Appoint Messrs. Eugenio Lopez Barrios, Alberto Mena Adame and Jose Ernesto Becerril Miro, or the persons they designate, as delegates of this Meeting, so that they either jointly or severally:

     a) Appear before the Notary Public of their choice to fully or partially protocolize the Minutes of this Meeting.

     b) If necessary, issue the certificates containing the resolutions adopted in this Meeting.

     c)  Make the publications provided for by the applicable laws.

     d) Take the necessary steps to record the corresponding notarial deed at the Public Registry of the Property and Commerce of the Federal District, and perform all the necessary legal and material actions to comply with these resolutions."

     Further, the Meeting was adjourned during the period of time necessary to draft these minutes, which were read and approved by all the participants therein, and signed by the President , by the Secretary and by the Examiner.

     The Meeting was adjourned at 11:00 hrs. on November 30, 1999.



--------------------------                         ---------------------------
Eugenio Lopez Barrios                              Alberto Mena Adame
President                                          Secretary


                         -----------------------------
                          Ernesto Valenzuela Espinoza
                                   Examiner

                                ATTENDANCE LIST


                                                                       SHARES
                     SHAREHOLDER                             SERIES A            SERIES B
                     -----------                             --------            --------

JAFRA COSMETICS INTERNATIONAL, S. A. DE C. V.,                9,999             25,152,164
 represented by Mr. Jose Ernesto Becerril Miro


---------------------------------------------
Eugenio Lopez Barrios                                           1
On his own behalf


---------------------------------------------
T O T A L                                                    10,000             25,152,164


The totality of shares representing the Corporation's capital stock were duly represented at the Meeting.


---------------------------------              --------------------------------
Mr. Eugenio Lopez Barrios                      Mr. Alberto Mena Adame
President                                      Secretary


---------------------------------              --------------------------------
Mr. Jose Ernesto Becerril Miro                 Mr. Ernesto Valenzuela Espinoza
Teller                                         Examiner


Mexico, Federal District, November 30, 1999.

                        CONSULTORIA JAFRA, S.A. DE C.V.

                 ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS

                            30 de noviembre de 1999

En la Ciudad de Mexico, Distrito Federal, siendo las 9:00 horas del dia 30 de noviembre de 1999, se reunieron en el domicilio social de la Sociedad, los accionistas y representantes de accionistas de Consultoria Jafra, S.A. de C.V., que se senalan en la Lista de Asistencia que, firmada por el Presidente, el Secretario y el Comisario, se adjunta a la presente Acta, con el objeto de celebrar la Asamblea General Extraordinaria de Accionistas.

Por designacion unanime de los presentes fungio como Presidente de la Asamblea el senor Eugenio Lopez Barrios. Actuo como Secretario de la misma, el Secretario del Consejo de Administracion de la Sociedad, senor Alberto Mena Adame.

El Presidente designo Escrutador al Sr. Jose Ernesto Becerril Miro, quien, despues de aceptar el cargo, examino el Libro de Registro de Accionistas de la Sociedad y la Lista de Asistencia, con base en lo cual hizo constar que estuvieron presentes o debidamente representados en la Asamblea, los accionistas tenedores de 50 acciones comunes de la Serie A, que representan el 100.00% del capital social suscrito y pagado de Consultoria Jafra, S.A. de C.V. a la fecha de la presente Asamblea.

El Presidente, con base en la certificacion del Escrutador y con fundamento en lo establecido por el Articulo 188 de la Ley General de Sociedades Mercantiles y en el Articulo Vigesimo Noveno de los estatutos sociales, declaro legalmente instalada la Asamblea General Extraordinaria, en virtud de estar presentes o debidamente representados los accionistas tenedores de acciones comunes representativas del 100.00% del capital social. Acto seguido, el Presidente sometio a la consideracion de los accionistas el siguiente:


                                 ORDEN DEL DIA
                                 --------------

I. Propuesta respecto de la fusion de la Sociedad, como fusionada, con Reday, S.A. de C.V., como fusionante; discusion y, en su caso, aprobacion del balance general de la Sociedad al 31 de octubre de 1999, con base en el cual se pretende llevar a cabo la fusion; discusion y, en su caso, aprobacion del convenio de fusion que se celebrara con Reday, S.A. de C.V.; y discusion y, en su caso, aprobacion de la propuesta relativa a que Reday, S.A. de C.V., pacte expresamente pagar a su vencimiento las deudas de la sociedad fusionada, resoluciones al respecto.

II. Propuesta de nombramiento de delegados especiales; resoluciones al respecto.

Los accionistas, por unanimidad de votos, aprobaron tanto la declaracion del Presidente como el Orden del Dia de la Asamblea Extraordinaria, cuyos puntos procedieron a desahogar como sigue:

I. En relacion con el primer punto del Orden del Dia, el Presidente senalo las diversas razones que hacen conveniente el que la sociedad se fusione con Reday, S.A. de C.V., subsistiendo Reday, S.A. de C.V., como sociedad fusionante y extinguiendose Consultoria Jafra, S.A. de C.V., como sociedad fusionada.

El Presidente senalo que en caso de aprobarse la fusion, esta se llevaria a cabo con base en las cifras que muestran los balances generales de cada una de las sociedades a fusionarse al 31 de octubre de 1999, mismos que los accionistas recibieron con anterioridad para su detallado analisis. A continuacion, el Presidente se refirio a los acuerdos de fusion contenidos en el Convenio de Fusion que celebraron anteriormente Consultoria Jafra, S.A. de C.V., como sociedad fusionada, y Reday, S.A. de C.V. como sociedad fusionante, cuya validez y efectos se encuentran sujetos, entre otros, a que la Asamblea General Extraordinaria de Accionistas de Reday, S.A. de C.V., asi como la presente Asamblea los apruebe. Acto seguido, el Presidente solicito al Secretario procediera a dar lectura al Convenio de Fusion celebrado por la Sociedad.

Una vez escuchado lo manifestado por el Presidente, de haber analizado detenidamente los balances generales de cada sociedad y el Convenio de Fusion celebrado por la sociedad y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea Extraordinaria, por unanimidad de votos, adopto las siguientes:

                                  RESOLUCIONES
                                  ------------

     "1. Se tiene por presentado y se aprueba en sus terminos el balance general de la Sociedad al 31 de octubre de 1999, mismo que servira de base para llevar a cabo la fusion a que se refieren las resoluciones siguientes. Agreguese un ejemplar de dicho balance al expediente de la presente Acta".

     "2. Se aprueba expresamente en este acto el Convenio de Fusion celebrado el 29 de noviembre de 1999 entre la Sociedad y Reday, S.A. de C.V., en los terminos del cual debera llevarse a cabo la fusion entre dichas sociedades, subsistiendo Reday, S.A. de C.V. como sociedad fusionante y extinguiendose Consultoria Jafra, S.A. de C.V. como sociedad fusionada. En consecuencia, se acuerda y aprueba expresamente en este acto la fusion antes mencionada, de conformidad con el Convenio de Fusion, el cual se transcribe en su integridad a continuacion:

"CONVENIO DE FUSION QUE CELEBRAN POR UNA PARTE, COMO SOCIEDAD FUSIONANTE, REDAY, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "REDAY"), REPRESENTADA POR EL SENOR ERNESTO BECERRIL MIRO Y, POR LA OTRA, COMO SOCIEDAD FUSIONADA, CONSULTORIA JAFRA, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "CONSULTORIA"), REPRESENTADA POR EL SENOR EUGENIO LOPEZ BARRIOS y el senor ALBERTO MENA ADAME, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

                                 DECLARACIONES
                                 -------------

    I.  Declara REDAY, a traves de su representante:

    a) Que es una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura publica No. 29,607, otorgada el 2 de enero de 1991, ante la fe del licenciado Roberto Nunez y Bandera, Notario Publico No. 1 del Distrito Federal e inscrita en el Registro Publico de Comercio del Distrito Federal, bajo el folio mercantil No. 150,313.

     b) Que a la fecha del presente Convenio su capital social asciende a la suma de $25,162,154.00 (VEINTICINCO

MILLONES CIENTO SESENTA Y DOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/10 M.N.) representado por 10,000 acciones ordinarias, nominativas Serie "A" y 25,152,154 acciones ordinarias, nominativas Serie "B" con valor nominal de $1.00 (UN PESO 00/100 M.N.)cada una.

    c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de CONSULTORIA que al efecto se celebren, se acuerde la fusion de CONSULTORIA en REDAY, subsistiendo esta ultima como sociedad fusionante y extinguiendose CONSULTORIA como sociedad fusionada.

    d) Que su representante tiene facultades suficientes para la celebracion de este acto, mismas que no le han sido revocadas o modificadas en forma alguna.

    II.  Declara CONSULTORIA, a traves de sus representantes:

    a) Ser una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura Publica No. 23,701, otorgada el 4 de diciembre de 1995, ante la fe del licenciado Carlos Alejandro Duran Loera Notario Publico No. 11 del Distrito Federal, e inscrita en el Registro Publico de Comercio del Distrito Federal bajo el folio mercantil No. 202,537.

    b) Que a la fecha del presente Convenio su capital social asciende a la cantidad de $50,000.00 (CINCUENTA MIL PESOS 00/100 M.N.), representado por 50 acciones ordinarias, nominativas Serie "A" con valor nominal de $1,000.00 (UN MIL PESOS 00/100 M.N.) cada una.

    c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de REDAY se acuerde la fusion de CONSULTORIA en

REDAY, subsistiendo REDAY como sociedad fusionante y extinguiendose CONSULTORIA como sociedad fusionada.

  d) Que sus representantes tienen facultades suficientes para la celebracion de este acto, mismas que no les han sido revocadas ni modificadas en forma alguna.

De conformidad con las Declaraciones que anteceden, las partes convienen en otorgar las siguientes

                                   CLAUSULAS

  PRIMERA. REDAY y CONSULTORIA convienen en celebrar cada una de ellas una Asamblea General Extraordinaria de Accionistas, a efecto de que se someta a la consideracion de las mismas la aprobacion del presente Convenio de Fusion y, por lo tanto, acuerden expresamente la fusion de CONSULTORIA en REDAY, subsistiendo REDAY con caracter de fusionante y extinguiendose CONSULTORIA con caracter de fusionada.

  SEGUNDA. La celebracion de las Asambleas Generales Extraordinarias de Accionistas de REDAY y CONSULTORIA a que se refiere la Clausula anterior deberan llevarse a cabo a mas tardar el 30 de noviembre de 1999.

  TERCERA. La fusion surtira plenos efectos entre las partes a partir del dia en que se celebren las Asambleas Generales Extraordinarias de Accionistas de REDAY y de CONSULTORIA que acuerden la fusion y, ante terceros, surtira plenos efectos a partir de la fecha en que queden inscritos los acuerdos de fusion en el Registro Publico de la Propiedad y del Comercio del Distrito Federal en virtud de que las sociedades a fusionarse acuerdan pagar todos los pasivos y deudas que tuvieran a su cargo a favor de acreedores que no hubiesen consentido la fusion.

  CUARTA. Las cifras que serviran de base para la fusion, sujeto a la aprobacion de las Asambleas de Accionistas antes senaladas, son las que se reflejan en los balances de REDAY y de CONSULTORIA al 31 de octubre de 1999.

  QUINTA. Como consecuencia de la fusion, y una vez que esta haya surtido sus efectos entre las partes, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general, el patrimonio de CONSULTORIA sin reserva ni limitacion alguna, se transmitira a titulo universal a REDAY como sociedad fusionante y, por lo mismo, REDAY hara suyos y asumira en su totalidad los pasivos y obligaciones de cualquier indole a cargo de CONSULTORIA, quedando obligada expresamente al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existan entre las partes de este Convenio (si los hubieran), quedaran extinguidos por confusion al consolidarse estos en REDAY como consecuencia de la fusion.

  SEXTA. Como consecuencia de la fusion de CONSULTORIA en REDAY, el capital social de REDAY en su parte variable se incrementara en la cantidad de $50,000.00 (CINCUENTA MIL PESOS 00/100 M.N.), con lo cual el monto del capital social de REDAY ascendera al surtir efectos la fusion entre las partes, a la cantidad de $25,212,154.00 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.).

  Considerando que los accionistas de REDAY tambien son los accionistas de CONSULTORIA, al surtir efectos la fusion entre las partes los titulares de acciones de REDAY recibiran por cada accion Serie A de CONSULTORIA de que son titulares, 1,000 accion (es) Serie B de REDAY.

  SEPTIMA. Con motivo de la fusion no se realizara cambio alguno en la integracion de los organos de administracion y de vigilancia de REDAY.

  OCTAVA. En cumplimiento de lo dispuesto por el Articulo 223 de la Ley General de Sociedades Mercantiles, inmediatamente despues de celebradas las Asambleas Extraordinarias de Accionistas previstas en la Clausula Primera, se publicaran en el periodico oficial del domicilio de las sociedades, los acuerdos de fusion materia del presente Convenio, asi como los ultimos balances generales de las dos sociedades aprobadas por las Asambleas que ratifiquen la fusion, al igual que el sistema que CONSULTORIA utilizara para la extincion de sus pasivos. Ademas, una vez aprobado el presente Convenio de Fusion, y acordada la fusion por las Asambleas Extraordinarias de Accionistas a que se refiere la Clausula Primera, se procedera de inmediato a inscribir en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, los acuerdos de fusion tomados por dichas Asambleas.

  NOVENA. En todo lo no expresamente previsto en el presente Convenio se regira por las disposiciones de la Ley General de Sociedades Mercantiles y supletoriamente por las disposiciones del Codigo de Comercio y del Codigo Civil para el Distrito Federal.

  DECIMA. Para todo lo relacionado con la interpretacion, cumplimiento y ejecucion del presente Convenio, las partes se someten expresamente a la jurisdiccion de los tribunales competentes de Mexico, Distrito Federal, renunciando expresamente a cualquier otro fuero que pudiera corresponderles por razon de sus domicilios presentes o futuros o por cualquier otra causa.

  El presente Convenio se firma en dos ejemplares en la Ciudad de Mexico, Distrito Federal, el dia 29 del mes de noviembre de 1999.


REDAY, S.A. DE C.V.                  CONSULTORIA JAFRA, S.A. DE C.V.
Senor Ernesto Becerril Miro          Senor Eugenio Lopez Barrios
Representante Legal                  Senor Alberto Mena Adame
"Rubrica"                            Representantes Legales
                                     "Rubricas"

     "3. Se hace expresamente constar que, una vez que la fusion de Reday, S.A. de C.V. con Consultoria Jafra, S.A. de C.V., haya sido aprobada por la Asamblea General Extraordinaria de Accionistas de Consultoria Jafra, S.A. de C.V. y de Reday, S.A. de C.V., en los terminos acordados en el Convenio de Fusion, esta surtira efectos entre las partes a partir de la fecha de la presente Asamblea y, ante terceros, la fusion surtira plenos efectos a partir de la fecha en que queden inscritos en el Registro Publico de Comercio del Distrito Federal los acuerdos de fusion tomados por las Asambleas Generales Extraordinarias de Accionistas de las sociedades a fusionarse, en virtud de lo que se establece en la Resolucion numero 4 siguiente."

     "4. Para que la fusion surta efectos frente a terceros a partir de la fecha de inscripcion de los acuerdos respectivos en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, las sociedades partes de la fusion acuerdan pagar en forma anticipada todos aquellos creditos cuyos acreedores no hubieren dado su consentimiento."

     "5. Se hace constar expresamente que, como consecuencia de la fusion, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general todo el patrimonio de Consultoria Jafra, S.A. de C.V. se transmite sin reserva ni limitacion y a titulo universal a Reday, S.A. de C.V., en su caracter de sociedad fusionante, a partir de la fecha en que la fusion surta efectos. En consecuencia, Reday, S.A. de C.V. hara suyos y asumira en su totalidad a partir de la fecha en que surta efectos, los pasivos y obligaciones de cualquier indole que existieren a cargo de Consultoria Jafra, S.A. de C.V., quedando expresamente obligada como causahabiente universal al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existieren entre las sociedades que se fusionan (si los hubiere), quedan a partir de la presente fecha extinguidos por confusion, al haberse consolidado estos en Reday, S.A. de C.V."

     "6. Se hace, asimismo, expresamente constar que, como consecuencia de los acuerdos contenidos en el Convenio de Fusion, los accionistas de Reday, S.A. de C.V. recibiran por cada accion Serie A de la que son titulares en Consultoria Jafra, S.A. de C.V., 1,000 accion (es) Serie B de Reday, S.A. de C.V., por lo que el capital social de Reday, S.A. de C.V., quedara distribuido de la siguiente manera:

ACCIONISTAS                             ACCIONES
                                 SERIE "A"     SERIE "B"

Jafra Cosmetics                    9,999      25,201,154
International, S.A.
De C.V.

Eugenio Lopez Barrios                  1           1,000

Total:                            10,000      25,202,154"

     II. En relacion con el ultimo punto del Orden del Dia de la Asamblea Extraordinaria, los Accionistas por unanimidad de votos, adoptaron la siguiente:

                              RESOLUCION
                              ----------

     "1. Se designan como delegados de esta Asamblea a los senores Eugenio Lopez Barrios, Alberto Mena Adame y Ernesto Becerril Miro, o a las personas que ellos designen, a fin de que, individual o conjuntamente:

         a) Concurran ante el notario publico de su eleccion para protocolizar la presente acta, total o parcialmente.

         b) Para que expidan, de ser necesario, los certificados de las resoluciones adoptadas en esta Asamblea.

         c) Lleven a cabo las publicaciones que sean necesarias conforme a la ley.

         d) Realicen acciones necesarias para inscribir el testimonio respectivo ante el Registro Publico de la Propiedad y del Comercio del Distrito Federal, asi como todos los actos juridicos y materiales necesarios para dar cumplimiento a estas resoluciones."

Acto seguido, se suspendio la Asamblea por el tiempo necesario para redactar la presente Acta la cual una vez leida, fue aprobada por los presentes y firmada por el Presidente, el Secretario y el Comisario.

Se dio por terminada la Asamblea a las 9:45 horas del dia de su fecha.


_______________________              _____________________
Eugenio Lopez Barrios                Alberto Mena Adame
Presidente                           Secretario



                 ______________________________
                  Ernesto Valenzuela Espinoza
                          Comisario

                              LISTA DE ASISTENCIA

ACCIONISTA                                       ACCIONES
----------                                       --------
JAFRA COSMETICS INTERNATIONAL,                      49
S.A. de C.V., representada por
El senor Ernesto Becerril Miro

---------------------------

Eugenio Lopez Barrios                                1
Por su propio derecho

---------------------------

                   TOTAL:                           50

     El 100.00% de las acciones en que se divide el capital de la Sociedad se hallaban debidamente representadas.


___________________________                   ________________________
Senor Eugenio Lopez Barrios                   Senor Alberto Mena Adame
        Presidente                                   Secretario


___________________________                   ________________________
Senor Ernesto Becerril Miro                   Senor Ernesto Valenzuela
        Escrutador                            Espinoza
                                                     Comisario



Mexico D.F. a 30 de noviembre de 1999.

                                                                     TRANSLATION
                                                                     -----------

                       CONSULTORIA JAFRA, S. A. DE C. V.

                   GENERAL EXTRAORDINARY SHAREHOLDERS MEETING

                               NOVEMBER 30, 1999


In the City of Mexico , Federal District, at 9:00 hrs. on November 30, 1999, there met at the corporate domicile of the Corporation the shareholders and the shareholders' representatives of Consultoria Jafra, S. A. de C. V. which are identified in the Attendance List which, signed by the President, by the Secretary and by the Examiner, is attached to these Minutes, with the purpose of holding a General Extraordinary Shareholders Meeting.

By unanimous appointment of the people attending this Meeting, Mr. Eugenio Lopez Barrios acted as President hereof. The Secretary of the Board of Directors, Mr. Alberto Mena Adame, acted as Secretary hereof.

The President appointed Mr. Jose Ernesto Becerril Miro as Teller who, having accepted such appointment, examined the Corporation's Book of Registry of Shareholders as well as the Attendance List and, based on said examination, he certified that the shareholders of the 50 common Series A shares representing 100% of the capital stock of Consultoria Jafra, S. A. de C. V., subscribed and paid as of the date hereof, were present or duly represented at this Meeting.

Based on the certification made by the Teller and on the provisions of Article 188 of the Genera Law of Mercantile Corporations, and on Article Twenty-Ninth of the Articles of Incorporation, and in view that the totality of the shareholders of common shares representing the Corporation's capital stock were present or represented, the President declared this General Extraordinary Meeting duly convened. Further, the President submitted to the shareholders' consideration the following:

                      AGENDA OF THE EXTRAORDINARY MEETING
                      -----------------------------------

I. Proposal on the merger of the Corporation, as the absorbed company ("fusionada") into Reday, S. A. de C. V. as the absorbing company ("fusionante"). Discussion and, as the case may be, approval of the balance sheet of the Corporation as of October 31, 1999, on which financial document it is intended to carry out the merger. Discussion and, if applicable, approval of the merger agreement to be entered into with Reday,
     S. A. de C. V. Discussion and, as the case may be, approval of the proposal on Reday, S.A. de C. V. paying the absorbed company's liabilities, upon maturity. Adoption of the applicable resolutions.

II. Proposal on the appointment of special delegates; adoption of the applicable resolutions.

The shareholders unanimously approved the declaration made by the President hereof, as well as the Agenda of this Extraordinary Meeting, proceeding to deal with it as follows:

                             EXTRAORDINARY MEETING
                             ---------------------

     I. In dealing with the first issue of the Agenda of this Extraordinary Meeting, the President explained the various reasons that make it advisable to merge the Corporation into Reday, S. A. de C. V. In such merger, Reday, S. A. de C. V. subsists as the absorbing company ("fusionante") and Consultoria Jafra,
S. A. de C. V. disappears as the absorbed company ("fusionada").

The President stated that, in the event the merger is approved, it would be based on the figures shown on the balance sheets as of October 31, 1999 of each of the companies to be merged, which balance sheets were previously delivered to the shareholders for their analysis in detail. Further, the President made reference to the agreements contained in the Merger Agreement previously executed by Consultoria Jafra, S. A. de C. V. as the absorbed company ("fusionada") and Reday, S. A. de C. V. as the absorbing company ("fusionante"); he stated that the enforceability and legal effects of such agreements are subject, among others, to the approval by the General Extraordinary Shareholders Meeting of Reday, S. A. de C. V. and by this Meeting. Consequently, the President requested the Secretary to read the Merger Agreement executed by the Corporation.

Following the President's statements and once the balance sheets of each company and the Merger Agreement executed by the Corporation were analyzed in detail, and after the shareholders posed the questions they deemed necessary, the Extraordinary Meeting unanimously adopted the following:

                                  RESOLUTIONS
                                  -----------

     "1. The balance sheet of the Corporation as of October 31, 1999 is hereby submitted and approved, on which financial document the merger referred to below will be carried out. A copy of said balance sheet is attached to the files of these Minutes."

     "2. The Merger Agreement executed on November 29, 1999 between the Corporation and Reday, S. A. de C. V. is hereby expressly approved, on which document the merger of said companies is to be carried out, by virtue of which Reday, S. A. de C. V. will subsist as the absorbing company ("fusionante") and Consultoria Jafra, S. A. de C. V. will disappear as the absorbed company ("fusionada"). Consequently, the aforesaid merger is hereby expressly approved, pursuant to the provisions of the Merger Agreement, which is fully transcribed as follows:

"MERGER AGREEMENT TO BE ENTERED INTO BY REDAY, S. A. DE C. V., AS THE ABSORBING COMPANY ("FUSIONANTE") (HEREINAFTER REFERRED TO AS "REDAY"), REPRESENTED BY MR. JOSE ERNESTO BECERRIL MIRO AND, ON THE OTHER HAND, BY CONSULTORIA JAFRA, S.A. DE
C. V. AS THE ABSORBED COMPANY ("FUSIONADA") (HEREINAFTER REFERRED TO AS "CONSULTORIA"), REPRESENTED BY MESSRS. EUGENIO LOPEZ BARRIOS AND ALBERTO MENA ADAME, PURSUANT TO THE FOLLOWING STATEMENTS AND CLAUSES:

                                   STATEMENTS
                                   ----------

          I.  REDAY states, through its representative:

          a) That it is a Mexican stock company of variable capital ("sociedad anonima de capital variable") duly incorporated pursuant to the provisions of the General Law of Mercantile Corporations, as evidenced by Public Deed number 29,607 granted on January 2, 1991 before attorney Roberto Nunez y Bandera, Notary Public number 1 of the Federal District, and recorded in the Public Registry of Commerce of the Federal District under mercantile folio number 150,313.

          b) That as of the date of this Agreement, it has a capital stock of $25,162,154.00 (TWENTY-FIVE-MILLION ONE-HUNDRED-AND-SIXTY-TWO-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY), represented by 10,000 common, registered, Series "A" shares, and by 25,152,154 common, registered, Series "B" shares, with a par value of $1.00 (ONE PESO 00/100 MEXICAN CURRENCY) each.

          c) That, subject to the approval of this Agreement by REDAY's General Extraordinary Meeting and by CONSULTORIA's General Extraordinary Meeting to be held for such purpose, it is interested in reaching an agreement for the merger of CONSULTORIA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and CONSULTORIA to disappear as the absorbed company ("fusionada").

          d) That its representative has full authority to enter into this Agreement, which authority has not been revoked or modified in any manner whatsoever.

          II.  CONSULTORIA states, through its representatives:

          a) That it is a Mexican stock company of variable capital ("sociedad anonima de capital variable") duly incorporated pursuant to the provisions of the General Law of Mercantile Corporations, as evidenced by Public Deed number 23,701 granted on December 4, 1995 before attorney Carlos Alejandro Duran Loera, Notary Public number 11 of the Federal District, and recorded in the Public Registry of Commerce of the Federal District under mercantile folio number 202,537.

          b) That as of the date of this Agreement, it has a capital stock of $50,000.00 (FIFTY-THOUSAND PESOS 00/100 MEXICAN CURRENCY), represented by 50 common, registered, Series "A" shares, with a par value of $1,000.00 (ONE-THOUSAND PESOS 00/100 MEXICAN CURRENCY) each.

          c) That, subject to the approval of this Agreement by CONSULTORIA's General Extraordinary Meeting and by REDAY'S General Extraordinary Meeting to be held for such purpose, it is interested in reaching an agreement for the merger of CONSULTORIA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and CONSULTORIA to disappear as the absorbed company ("fusionada").

          d) That its representatives have full authority to enter into this Agreement, which authority has not been revoked or modified in any manner whatsoever.

          Based on the above Statements, the parties hereto agree as follows:

                                    CLAUSES
                                    -------

          FIRST. Each REDAY and CONSULTORIA agree to hold a General Extraordinary Shareholders Meeting in order to submit this Merger Agreement to said Meeting's approval and, consequently, to expressly agree on the merger of CONSULTORIA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and CONSULTORIA to disappear as the absorbed company ("fusionada").

          SECOND. The General Extraordinary Shareholders Meetings of REDAY and CONSULTORIA referred to above must be held by November 30, 1999, at the latest.

          THIRD. The merger shall be fully effective for the parties hereto from the date on which the General Extraordinary Shareholders Meetings of REDAY and CONSULTORIA agree on the merger, and it shall be effective before third parties from the date on which the merger agreements be recorded in the Public Registry of the Property and Commerce of the Federal District, in view that the merging companies bind themselves to pay all the liabilities and debts to those creditors not agreeing with the merger.

          FOURTH. Subject to the approval by the Extraordinary Shareholders Meetings referred to before, the merger shall be based on the figures shown on the balance sheets of REDAY and CONSULTORIA as of October 31, 1999.

          FIFTH. As a consequence of the merger, and once it has become fully effective for all the involved parties, all the assets, shares and rights, as well as the liabilities, duties and obligations of any nature whatsoever and the whole estate of CONSULTORIA, with no limitation or reserve, shall be fully transmitted to REDAY as the absorbing company ("fusionante"). Therefore, REDAY shall acquire and assume the totality of CONSULTORIA's liabilities and duties, of any nature whatsoever, expressly binding itself to pay them; in the understanding that those liabilities and related rights existing between the parties hereto (if any) shall extinguish by confusion when consolidated into REDAY as a consequence of this merger.

          SIXTH. As a result of the merger of CONSULTORIA into REDAY, REDAY's variable capital stock shall be increased in the amount of $50,000.00 (FIFTY-THOUSAND PESOS 00/100 MEXICAN CURRENCY); consequently, once the merger between the parties hereto becomes effective, REDAY's capital stock shall amount $25,212,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWELVE-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY).

          Taking into account that REDAY's shareholders are also CONSULTORIA's shareholders, upon the merger between the two parties, REDAY's shareholders shall receive 1,000 REDAY Series B shares per each CONSULTORIA Series A share they hold.

          SEVENTH. No change in REDAY's management and vigilance bodies shall take place resulting from this merger.

          EIGHTH. In compliance with the regulations of Article 223 of the General Law of Mercantile Corporations, immediately upon the celebration of the Extraordinary Shareholders Meetings provided for in Clause First hereof, the merger resolutions subject matter of this agreement, as well as the most recent balance sheets of the two companies duly approved by the Meetings ratifying the merger, including the procedure to be followed by CONSULTORIA for the settlement of its liabilities, shall be published in the official newspaper of the two companies' corporate domiciles. Likewise, once this Merger Agreement has been approved and the corresponding merger has been agreed upon by the Extraordinary Shareholders Meetings provided for in Clause First hereof, the merger resolutions taken in such Meetings shall be immediately recorded in the Public Registry of the Property and Commerce of the Federal District.

          NINTH. For everything not expressly provided for herein, the provisions of the General Law of Mercantile Corporations and, in a suppletory manner, the regulations of the Code of Commerce and the Civil Code for the Federal District shall apply.

          TENTH. For the construction, compliance and execution of this Agreement, the parties hereto expressly submit themselves to the jurisdiction of the competent courts of Mexico, Federal District, expressly waiving to any other jurisdiction they might be entitled to by reason of their present or future domiciles, or by any other reason.

          This Agreement is signed in two counterparts in the City of Mexico, Federal, District, on November 29, 1999.


REDAY, S. A. DE C. V.                  CONSULTORIA JAFRA, S. A. DE C. V.
Mr. Jose Ernesto Becerril Miro         Mr. Eugenio Lopez Barrios
Legal Representative                   Mr. Alberto Mena Adame
"Signature"                            Legal Representatives
                                       "Signatures"

          "3. It is expressly set forth that, once the merger between Reday, S.
          A. de C. V. and Consultoria Jafra, S. A. de C. V. has been approved by their respective General Extraordinary Shareholders Meetings in the terms agreed upon in the Merger Agreement, such merger shall become effective for the parties from the date hereof, and that it shall become fully effective for third parties from the date the merger resolutions adopted by the General Extraordinary Meetings of the merging companies be recorded in the Public Registry of the Property and Commerce of the Federal District, according to Resolution 4 hereof."

     "4. In order to make the merger effective before third parties as from the date the related resolutions are recorded in the Public Registry of the Property and Commerce of the Federal District, the merging companies bind themselves to pay in advance all those debts in favor of creditors who are not in agreement with the merger.

     "5. It is expressly set forth that, as a result of the merger, all the assets, shares and rights, as well as the liabilities, duties and obligations of any nature whatsoever and the whole estate of Consultoria Jafra, S. A. de C. V., with no limitation or reserve, shall be fully
     transmitted  to Reday,   S. A. de C. V. as the absorbing company
     ("fusionante"), as from the date this merger becomes effective. Therefore, Reday, S. A. de C. V. shall acquire and assume, as from the date this merger becomes effective, the totality of liabilities and duties, of any nature whatsoever, to be payable by Consultoria Jafra, S. A. de C. V. Likewise, Reday, S.A. de C. V. expressly binds itself to become the universal successor in the payment obligations thereof; in the understanding that those liabilities and related rights existing between the parties hereto (if any) become extinguished on the date hereof by confusion, as they have been consolidated into Reday, S. A. de C. V."

     "6. Likewise, it is hereby expressly stated that, as a consequence of the covenants contained in the Merger Agreement, Reday, S. A. de C. V.

     shareholders shall receive 1,000 Reday, S. A. de C. V. Series B shares per each Consultoria Jafra, S. A. de C. V. Series A share they hold."

     II. Regarding the last issue of the Agenda of this Extraordinary Meeting, the Shareholders unanimously adopted the following:

                                   RESOLUTION
                                   ----------

     "1. Appoint Messrs. Eugenio Lopez Barrios, Alberto Mena Adame and Jose Ernesto Becerril Miro, or the persons they designate, as delegates of this Meeting, so that they either jointly or severally:

     a) Appear before the Notary Public of their choice to fully or partially protocolize the Minutes of this Meeting.

     b) If necessary, issue the certificates containing the resolutions adopted in this Meeting.

     c)  Make the publications provided for by the applicable laws.

     d) Take the necessary steps to record the corresponding notarial deed at the Public Registry of the Property and Commerce of the Federal District, and perform all the necessary legal and material actions to comply with these resolutions."

     Further, the Meeting was adjourned during the period of time necessary to draft these minutes, which were read and approved by all the participants therein, and signed by the President , by the Secretary and by the Examiner.

     The Meeting was adjourned at 9:45 hrs. on November 30, 1999.


-------------------------                    -------------------------------
Eugenio Lopez Barrios                        Alberto Mena Adame
President                                    Secretary

                         ------------------------------
                          Ernesto Valenzuela Espinoza
                                    Examiner

                                ATTENDANCE LIST


                                                                                    SHARES
                          SHAREHOLDER                                   SERIES A               SERIES B
                          -----------                                   --------               --------

JAFRA COSMETICS INTERNATIONAL, S. A.                                                              49
DE C. V., represented by
Mr. Jose Ernesto Becerril Miro

------------------------------------
Eugenio Lopez Barrios                                                                             1
In his own behalf

------------------------------------
T O T A L                                                                                         50


The totality of shares representing the Corporation's capital stock were duly represented at the Meeting.


---------------------------------          -------------------------------
Mr. Eugenio Lopez Barrios                  Mr. Alberto Mena Adame
President                                  Secretary


---------------------------------          -------------------------------
Mr. Jose Ernesto Becerril Miro             Mr. Ernesto Valenzuela Espinoza
Teller                                     Examiner


Mexico, Federal District, November 30, 1999.

                                                                     EXHIBIT 3.1

                              REDAY, S.A. DE C.V.

                 ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS

                            30 de noviembre de 1999

En la Ciudad de Mexico, Distrito Federal, siendo las 14:00 horas del dia 30 de noviembre de 1999, se reunieron en el domicilio social de la Sociedad, los accionistas y representantes de accionistas de Reday, S.A. de C.V., que se senalan en la Lista de Asistencia que, firmada por el Presidente, Secretario y Comisario, se adjunta a la presente Acta, con el objeto de celebrar la Asamblea General Extraordinaria de Accionistas.

Por designacion unanime de los presentes fungio como Presidente de la Asamblea el senor Eugenio Lopez Barrios. Actuo como Secretario de la misma, el Secretario del Consejo de Administracion de la Sociedad, senor Alberto Mena Adame.

El Presidente designo Escrutador al Sr. Jose Ernesto Becerril Miro, quien, despues de aceptar el cargo, examino el Libro de Registro de Accionistas de la Sociedad y la Lista de Asistencia, con base en lo cual hizo constar que estuvieron presentes o debidamente representados en la Asamblea, los accionistas tenedores de 10,000 acciones comunes de la Serie A y 25,202,154 de la Serie B, que representan el 100.00% del capital social suscrito y pagado de Reday, S.A. de C.V. a la fecha de la presente Asamblea.

El Presidente, con base en la certificacion del Escrutador y con fundamento en lo establecido por el Articulo 188 de la Ley General de Sociedades Mercantiles y en el Articulo Vigesimo Noveno de los estatutos sociales, declaro legalmente instalada la Asamblea General Extraordinaria, en virtud de estar presentes o debidamente representados los accionistas tenedores de acciones comunes representativas del 100.00% del capital social. Acto seguido, el Presidente sometio a la consideracion de los accionistas el siguiente:


                                 ORDEN DEL DIA
                                 --------------

I. Propuesta respecto de la fusion de la Sociedad, como fusionante, con Distribuidora Venus, S.A. de C.V., como fusionada; discusion y, en su caso, aprobacion del balance general de la Sociedad al 31 de octubre de 1999, con base en el cual se pretende llevar a cabo la fusion; discusion y, en su caso, aprobacion del convenio de fusion que se celebrara con Distribuidora Venus, S.A. de

     C.V.; y discusion y, en su caso, aprobacion de la propuesta relativa a que la Sociedad pacte expresamente pagar a su vencimiento las deudas de la sociedad fusionada, resoluciones al respecto.

II. Propuesta de aumento del capital de la Sociedad como consecuencia de la fusion de la Sociedad con Distribuidora Venus, S.A. de C.V.; resoluciones al respecto.

III. Propuesta de cambio de Denominacion como consecuencia de la fusion de la Sociedad con Distribuidora Venus, S.A. de C.V.; resoluciones al respecto.

IV. Propuesta de nombramiento de delegados especiales; resoluciones al respecto.

Los accionistas, por unanimidad de votos, aprobaron tanto la declaracion del Presidente como el Orden del Dia de la Asamblea Extraordinaria, cuyos puntos procedieron a desahogar como sigue:



I. En relacion con el primer punto del Orden del Dia, el Presidente senalo las diversas razones que hacen conveniente el que la sociedad se fusione con Distribuidora Venus, S.A. de C.V., subsistiendo Reday, S.A. de C.V., como sociedad fusionante y extinguiendose Distribuidora Venus, S.A. de C.V., como sociedad fusionada.

El Presidente senalo que en caso de aprobarse la fusion, esta se llevaria a cabo con base en las cifras que muestran los balances generales de cada una de las sociedades a fusionarse al 31 de octubre de 1999, mismos que los accionistas recibieron con anterioridad para su detallado analisis. A continuacion, el Presidente se refirio a los acuerdos de fusion contenidos en el Convenio de Fusion que celebraron anteriormente Distribuidora Venus, S.A. de C.V., como sociedad fusionada, y Reday, S.A. de C.V. como sociedad fusionante, cuya validez y efectos se encuentran sujetos, entre otros, a que la Asamblea General Extraordinaria de Accionistas de Distribuidora Venus, S.A. de C.V., asi como la presente Asamblea los apruebe. Acto seguido, el Presidente solicito al Secretario procediera a dar lectura al Convenio de Fusion celebrado por la Sociedad.

Una vez escuchado lo manifestado por el Presidente, de haber analizado detenidamente los balances generales de cada sociedad y el Convenio de Fusion celebrado por la sociedad y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea Extraordinaria, por unanimidad de votos, adopto las siguientes:


                                  RESOLUCIONES
                                  ------------


     "1. Se tiene por presentado y se aprueba en sus terminos el balance general de la Sociedad al 31 de octubre de 1999, mismo que servira de base para llevar a cabo la fusion a que se refieren las resoluciones siguientes. Agreguese un ejemplar de dicho balance al expediente de la presente Acta".

     "2. Se aprueba expresamente en este acto el Convenio de Fusion celebrado en esta misma fecha entre la Sociedad y Distribuidora Venus, S.A. de C.V., en los terminos del cual debera llevarse a cabo la fusion entre dichas sociedades, subsistiendo Reday, S.A. de C.V. como sociedad fusionante y extinguiendose Distribuidora Venus, S.A. de C.V. como sociedad fusionada. En consecuencia, se acuerda y aprueba expresamente en este acto la fusion antes mencionada, de conformidad con el Convenio de Fusion, el cual se transcribe en su integridad a continuacion:

"CONVENIO DE FUSION QUE CELEBRAN POR UNA PARTE, COMO SOCIEDAD FUSIONANTE, REDAY, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "REDAY"), REPRESENTADA POR EL SENOR ERNESTO BECERRIL MIRO Y, POR LA OTRA, COMO SOCIEDAD FUSIONADA, DISTRIBUIDORA VENUS, S.A. DE C.V. (EN LO SUCESIVO DENOMINADA COMO "DISTRIBUIDORA"), REPRESENTADA POR EL SENOR EUGENIO LOPEZ BARRIOS Y EL SENOR ALBERTO MENA ADAME, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

                                 DECLARACIONES
                                 -------------

     I.  Declara "REDAY", a traves de su representante:

     a) Que es una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura publica No. 29,607, otorgada el 2 de enero de

1991, ante la fe del licenciado Roberto Nunez y Bandera, Notario Publico No. 1 del Distrito Federal e inscrita en el Registro Publico de Comercio del Distrito Federal, bajo el folio mercantil No. 150,313.

     b) Que a la fecha del presente Convenio su capital social asciende a la suma de $25,212,154.00 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/10 M.N.) representado por 10,000 acciones ordinarias, nominativas Serie "A" y 25,202,154 acciones ordinarias, nominativas Serie "B" con valor nominal de $1.00 M.N.(UNO PESO 00/100 M.N.) cada una.

     c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de "DISTRIBUIDORA" que al efecto se celebren, se acuerde la fusion de DISTRIBUIDORA en REDAY, subsistiendo esta ultima como sociedad fusionante y extinguiendose DISTRIBUIDORA como sociedad fusionada.

     d) Que su representante tiene facultades suficientes para la celebracion de este acto, mismas que no le han sido revocadas o modificadas en forma alguna.

     II.  Declara DISTRIBUIDORA, a traves de sus representantes:

     a) Ser una sociedad anonima de capital variable de nacionalidad mexicana, debidamente constituida de conformidad con la Ley General de Sociedades Mercantiles, segun consta en la Escritura Publica No. 29,610, otorgada el 2 de enero de 1991, ante la fe del licenciado Roberto Nunez y Bandera Notario Publico No. 1 del Distrito Federal, e inscrita en el Registro Publico de Comercio del Distrito Federal bajo el folio mercantil No. 152539.

     b) Que a la fecha del presente Convenio su capital social asciende a la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.), representado por 10,000 acciones ordinarias, nominativas Serie "A" con valor nominal de $1.00 (UN PESO 00/100 M.N.) cada una.

     c) Que esta interesada en que, sujeto a la aprobacion del presente Convenio por su Asamblea General Extraordinaria de Accionistas y por la Asamblea General Extraordinaria de Accionistas de REDAY se acuerde la fusion de DISTRIBUIDORA en REDAY, subsistiendo REDAY como sociedad fusionante y extinguiendose DISTRIBUIDORA como sociedad fusionada.

     d) Que sus representantes tienen facultades suficientes para la celebracion de este acto, mismas que no les han sido revocadas ni modificadas en forma alguna.

     De conformidad con las Declaraciones que anteceden, las partes convienen en otorgar las siguientes

                                   CLAUSULAS

     PRIMERA. REDAY y DISTRIBUIDORA convienen en celebrar cada una de ellas una Asamblea General Extraordinaria de Accionistas, a efecto de que se someta a la consideracion de las mismas la aprobacion del presente Convenio de Fusion y, por lo tanto, acuerden expresamente la fusion de DISTRIBUIDORA en REDAY, subsistiendo REDAY con caracter de fusionante y extinguiendose DISTRIBUIDORA con caracter de fusionada.

     SEGUNDA. La celebracion de las Asambleas Generales Extraordinarias de Accionistas de REDAY y DISTRIBUIDORA a que se refiere la Clausula anterior deberan llevarse a cabo a mas tardar el 30 de noviembre de 1999.

     TERCERA. La fusion surtira plenos efectos entre las partes a partir del dia en que se celebren las Asambleas Generales Extraordinarias de Accionistas de REDAY y de DISTRIBUIDORA que acuerden la fusion y, ante terceros, surtira plenos efectos a partir de la fecha en que queden inscritos los acuerdos de fusion en el Registro Publico de la Propiedad y del Comercio del Distrito Federal en virtud de que las sociedades a fusionarse acuerdan pagar todos los pasivos y deudas que tuvieran a su cargo a favor de acreedores que no hubiesen consentido la fusion.

     CUARTA. Las cifras que serviran de base para la fusion, sujeto a la aprobacion de las Asambleas de Accionistas antes senaladas, son las que se reflejan en los balances de REDAY y de DISTRIBUIDORA al 31 de octubre de 1999.

     QUINTA. Como consecuencia de la fusion, y una vez que esta haya surtido sus efectos entre las partes, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general, el patrimonio de DISTRIBUIDORA sin reserva ni limitacion alguna, se transmitira a titulo universal a REDAY como sociedad fusionante y, por lo mismo, REDAY hara suyos y asumira en su totalidad los pasivos y obligaciones de cualquier indole a cargo de DISTRIBUIDORA, quedando obligada expresamente al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existan entre las partes de este Convenio (si los hubieran), quedaran extinguidos por confusion al consolidarse estos en REDAY como consecuencia de la fusion.

     SEXTA. Como consecuencia de la fusion de DISTRIBUIDORA en REDAY, el capital social de REDAY en su parte variable se incrementara en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.), con lo cual el monto del capital social de REDAY ascendera al surtir efectos la fusion entre las partes, a la cantidad de $25,222,154.00 (VEINTICINCO MILLONES DOSCIENTOS VEINTIDOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.).

     Considerando que los accionistas de REDAY tambien son los accionistas de CONSULTORIA, al surtir efectos la fusion entre las partes los titulares de acciones de REDAY recibiran por cada accion Serie A de DISTRIBUIDORA de que son titulares, 1 (una) accion (es) Serie B de REDAY.

     SEPTIMA. Con motivo de la fusion no se realizara cambio alguno en la integracion de los organos de administracion y de vigilancia de REDAY.

     OCTAVA. En cumplimiento de lo dispuesto por el Articulo 223 de la Ley General de Sociedades Mercantiles, inmediatamente despues de celebradas las Asambleas Extraordinarias de Accionistas previstas en la Clausula Primera, se publicaran en el periodico oficial del domicilio de las sociedades, los acuerdos de fusion materia del presente Convenio, asi como los ultimos balances generales de las dos sociedades aprobadas por las Asambleas que ratifiquen la fusion, al igual que el sistema que DISTRIBUIDORA utilizara para la extincion de sus pasivos. Ademas, una vez aprobado el presente Convenio de Fusion, y acordada la fusion por las Asambleas Extraordinarias de Accionistas a que se refiere la Clausula Primera, se procedera de inmediato a inscribir en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, los acuerdos de fusion tomados por dichas Asambleas.

     NOVENA. En todo lo no expresamente previsto en el presente Convenio se regira por las disposiciones de la Ley General de Sociedades Mercantiles y supletoriamente por las disposiciones del Codigo de Comercio y del Codigo Civil para el Distrito Federal.

     DECIMA. Para todo lo relacionado con la interpretacion, cumplimiento y ejecucion del presente Convenio, las partes se someten expresamente a la jurisdiccion de los tribunales competentes de Mexico, Distrito Federal, renunciando expresamente a cualquier otro fuero que pudiera corresponderles por razon de sus domicilios presentes o futuros o por cualquier otra causa.

     El presente Convenio se firma en dos ejemplares en la Ciudad de Mexico, Distrito Federal, el dia 30 del mes de noviembre de 1999.

REDAY, S.A. DE C.V.                          DISTRIBUIDORA VENUS, S.A. DE C.V.
Senor Ernesto Becerril Miro                  Senor Eugenio Lopez Barrios
Representante Legal                          Senor Alberto Mena Adame
"Rubrica"                                    Representantes Legales
                                               "Rubricas"



       "3. Se hace expresamente constar que, una vez que la fusion de Reday, S.A. de C.V. con Distribuidora Venus, S.A. de C.V., haya sido aprobada por la Asamblea General Extraordinaria de Accionistas de Distribuidora Venus, S.A. de C.V. y de Reday, S.A. de C.V., en los terminos acordados en el Convenio de Fusion, esta surtira efectos entre las partes a partir de la fecha de la presente Asamblea y, ante terceros, la fusion surtira plenos efectos a partir de la fecha en que queden inscritos en el Registro Publico de Comercio del Distrito Federal los acuerdos de fusion tomados por las Asambleas Generales Extraordinarias de Accionistas de las sociedades a fusionarse, en virtud de lo que se establece en la Resolucion numero 4 siguiente."

       "4. Para que la fusion surta efectos frente a terceros a partir de la fecha de inscripcion de los acuerdos respectivos en el Registro Publico de la Propiedad y del Comercio del Distrito Federal, las sociedades partes de la fusion acuerdan pagar en forma anticipada todos aquellos creditos cuyos acreedores no hubieren dado su consentimiento."


     "5. Se hace constar expresamente que, como consecuencia de la fusion, todos los activos, acciones y derechos, asi como todos los pasivos, obligaciones y responsabilidades de cualquier indole y, en general todo el patrimonio de Distribuidora Venus, S.A. de C.V. se transmite sin reserva ni limitacion y a titulo universal a Reday, S.A. de C.V., en su caracter de sociedad fusionante, a partir de la fecha en que la fusion surta efectos. En consecuencia, Reday, S.A. de C.V. hara suyos y asumira en su totalidad a partir de la fecha en que surta efectos, los pasivos y obligaciones de cualquier indole que existieren a cargo de Distribuidora

     Venus, S.A. de C.V., quedando expresamente obligada como causahabiente universal al pago de los mismos; en la inteligencia de que aquellos pasivos y correlativos derechos que existieren entre las sociedades que se fusionan (si los hubiere), quedan a partir de la presente fecha extinguidos por confusion, al haberse consolidado estos en Reday, S.A. de C.V."

       "6. Se hace, asimismo, expresamente constar que, como consecuencia de los acuerdos contenidos en el Convenio de Fusion, los accionistas de Reday S.A. de C.V. recibiran por cada accion Serie A de la que son titulares en Distribuidora Venus, S.A. de C.V., 1 (una) accion (es) Serie B de Reday, S.A. de C.V."


II. En relacion con el segundo punto del Orden del Dia de la Asamblea Extraordinaria, el Presidente explico a los senores accionistas que como consecuencia de la fusion de Reday, S.A. de C.V. con Distribuidora Venus, S.A. de C.V., una vez que esta surta efectos, se aumentaria el capital social de la Sociedad en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.)

     Una vez escuchado lo manifestado por el Presidente, y despues de que los accionistas formularon todas las preguntas que consideraron necesarias, la Asamblea, por unanimidad de votos, adopto la siguiente


                                   RESOLUCION
                                   ----------


     "1. Se acuerda aumentar el capital social de Reday, S.A. de C.V., con efectos a partir de la fecha de eficacia de la fusion, en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100 M.N.), como consecuencia de la fusion con Distribuidora Venus, S.A. de C.V., por lo que el capital social, en su parte fija, se mantendra en la cantidad de $10,000.00 (DIEZ MIL PESOS 00/100), y en su parte variable se aumentara a la cantidad de $25,212,154 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100), quedando el mismo en $25,222,154 (VEINTICINCO MILLONES DOSCIENTOS VEINTIDOS MIL CIENTO CINCUENTA Y CUATRO PESOS 00/100 M.N.), representado por 10,000 (DIEZ MIL) acciones Serie A y 25,212,154 (VEINTICINCO MILLONES DOSCIENTOS DOCE MIL CIENTO CINCUENTA Y CUATRO) acciones Serie B, por lo que el capital social de Reday, S.A. de C.V., quedara distribuido de la siguiente forma:

     ACCIONISTAS                                        ACCIONES
                                                SERIE "A"     SERIE "B"
     Jafra Cosmetics                              9,999       25,211,153
     International, S.A
     De C.V.

     Eugenio Lopez Barrios                            1            1,001

     Total:                                      10,000       25,212,154"

     "2. Se acuerda la emision de titulos definitivos representativos de las acciones Serie B correspondientes al aumento de capital, los cuales deberan cumplir con los requisitos establecidos en los estatutos sociales."


     III. En relacion con el tercer punto del Orden del Dia de la Asamblea Extraordinaria, el Presidente explico a los senores accionistas que como consecuencia de la Fusion de Reday, S.A. de C.V., con Distribuidora Venus, S.A. de C.V., una vez que esta surta efectos a partir del 1 de diciembre de 1999, se modificara su denominacion y se reformara el Articulo Primero de sus Estatutos Sociales para adecuar tal cambio.

Indico que la reforma propuesta estaba plasmada en el texto de los nuevos estatutos, distribuido previamente entre los accionistas para su analisis.

Una vez escuchado lo manifestado por el Presidente y haber analizado detenidamente tomo las siguientes:

                                  RESOLUCIONES
                                  ------------

     "1.    Se aprueba el cambio de denominacion de REDAY a "DISTRIBUIDORA
VENUS", segun permiso otorgado por la Secretaria de Relaciones Exteriores."

     "2.    Se aprueba la reforma del Articulo Primero de los Estatutos Sociales con efectos a partir del 1 de diciembre de 1999, para que en lo sucesivo quede redactado en el siguiente termino:

                                   CAPITULO 1

ARTICULO PRIMERO.-       La denominacion de la Sociedad es "DISTRIBUIDORA
VENUS", denominacion que ira siempre seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE" o de sus abreviaturas "S.A. DE C.V.""


     IV. En relacion con el ultimo punto del Orden del Dia de la Asamblea Extraordinaria, los Accionistas por unanimidad de votos, adoptaron la siguiente:


                              RESOLUCION
                              ----------


     "1. Se designan como delegados de esta Asamblea a los senores Eugenio Lopez Barrios, Alberto Mena Adame y Ernesto Becerril Miro, o a las personas que ellos designen, a fin de que, individual o conjuntamente:

          a) Concurran ante el notario publico de su eleccion para protocolizar la presente acta, total o parcialmente.
          b) Para que expidan, de ser necesario, los certificados de las resoluciones adoptadas en esta Asamblea.
          c) Lleven a cabo las publicaciones que sean necesarias conforme a la ley.
          d) Realicen acciones necesarias para inscribir el testimonio respectivo ante el registro Publico de la propiedad y del Comercio del Distrito Federal, asi como todos los actos juridicos y materiales necesarios para dar cumplimiento a estas resoluciones."

Acto seguido, se suspendio la Asamblea por el tiempo necesario para redactar la presente Acta la cual una vez leida, fue aprobada por los presentes y firmada por el Presidente, el Secretario y el Comisario.

Se dio por terminada la Asamblea a las 15:00 horas del dia de su fecha.

_______________________                          _____________________
Eugenio Lopez Barrios                            Alberto Mena Adame
Presidente                                       Secretario



                         ______________________________
                          Ernesto Valenzuela Espinoza
                                   Comisario

                              LISTA DE ASISTENCIA

ACCIONISTA                                             ACCIONES
----------                                             --------
                                                 SERIE A        SERIE B
JAFRA COSMETICS INTERNATIONAL,                    9,999         25,201,154
S.A. de C.V., representada por
El senor Ernesto Becerril Miro

---------------------------

Eugenio Lopez Barrios                                 1              1,000
Por su propio derecho

---------------------------

                   TOTAL:                        10,000         25,202,154

     El 100.00% de las acciones en que se divide el capital de la Sociedad se hallaban debidamente representadas.


___________________________                      ________________________
Senor Eugenio Lopez Barrios                      Senor Alberto Mena Adame
      Presidente                                        Secretario



___________________________                      _______________________
Senor Ernesto Becerril Miro                      Senor Ernesto Valenzuela
       Escrutador                                        Espinoza
                                                         Comisario


Mexico D.F. a 30 de noviembre de 1999.

                                                                     TRANSLATION
                                                                     -----------

                             REDAY, S. A. DE C. V.

                   GENERAL EXTRAORDINARY SHAREHOLDERS MEETING

                               NOVEMBER 30, 1999


In the City of Mexico , Federal District, at 14:00 hrs. on November 30, 1999, there met at the corporate domicile of the Corporation the shareholders and the shareholders' representatives of Reday, S. A. de C. V. which are identified in the Attendance List which, signed by the President, by the Secretary and by the Examiner, is attached to these Minutes, with the purpose of holding a General Extraordinary Shareholders Meeting.

By unanimous appointment of the people attending this Meeting, Mr. Eugenio Lopez Barrios acted as President hereof. The Secretary of the Board of Directors, Mr. Alberto Mena Adame, acted as Secretary hereof.

The President appointed Mr. Jose Ernesto Becerril Miro as Teller who, having accepted such appointment, examined the Corporation's Book of Registry of Shareholders as well as the Attendance List and, based on said examination, he certified that the shareholders of the 10,000 common Series A shares and the shareholders of the 25,202,154 Series B common shares representing 100% of the capital stock of Reday, S. A. de C. V., subscribed and paid as of the date hereof, were present or duly represented at this Meeting.

Based on the certification made by the Teller and on the provisions of Article 188 of the Genera Law of Mercantile Corporations, and on Article Twenty-Ninth of the Articles of Incorporation, and in view that the totality of the shareholders of common shares representing the Corporation's capital stock were present or represented, the President declared this General Extraordinary Meeting duly convened. Further, the President submitted to the shareholders' consideration the following:

                      AGENDA OF THE EXTRAORDINARY MEETING
                      -----------------------------------

I. Proposal on the merger of the Corporation, as the absorbing company ("fusionante") with Distribuidora Venus, S. A. de C. V. as the absorbed company ("fusionada"). Discussion and, as the case may be, approval of the balance sheet of the Corporation as of October 31, 1999, on which financial document it is intended to carry out the merger. Discussion and, if applicable, approval of the merger agreement to be entered into with Distribuidora Venus, S. A. de C. V. Discussion and, as the case may be, approval of the proposal on the Corporation's paying the absorbed company's liabilities, upon maturity. Adoption of the applicable resolutions.

II. Proposal and resolutions on the increase to the capital stock of the Corporation, as a consequence of its merger with Distribuidora Venus,
         S. A. de C. V.

III. Proposal on the change of corporate name, as a consequence of the merger of the Corporation with Distribuidora Venus, S. A. de C. V.; adoption of the applicable resolutions.

IV. Proposal on the appointment of special delegates; adoption of the applicable resolutions.

The shareholders unanimously approved the declaration made by the President hereof, as well as the Agenda of this Extraordinary Meeting, proceeding to deal with it as follows:

                             EXTRAORDINARY MEETING
                             ---------------------

     I. In dealing with the first issue of the Agenda of this Extraordinary Meeting, the President explained the various reasons that make it advisable to merge the Corporation with Distribuidora Venus, S. A. de C. V. In such merger, Reday, S. A. de C. V. subsists as the absorbing company ("fusionante") and Distribuidora Venus, S. A. de C. V. disappears as the absorbed company ("fusionada").

The President stated that, in the event the merger is approved, it would be based on the figures shown on the balance sheets as of October 31, 1999 of each of the companies to be merged, which balance sheets were previously delivered to the shareholders for their analysis in detail. Further, the President made reference to the agreements contained in the Merger Agreement previously executed by Distribuidora Venus, S. A. de C. V. as the absorbed company ("fusionada") and Reday, S. A. de C. V. as the absorbing company ("fusionante"); he stated that the enforceability and legal effects of such agreements are subject, among others, to the approval by the General Extraordinary Shareholders Meeting of Distribuidora Venus, S. A. de C. V. and by this Meeting. Consequently, the President requested the Secretary to read the Merger Agreement executed by the Corporation.

Following the President's statements and once the balance sheets of each company and the Merger Agreement were analyzed in detail, and after the shareholders posed the questions they deemed necessary, the Extraordinary Meeting unanimously adopted the following:

                                  RESOLUTIONS
                                  -----------

     "1. The balance sheet of the Corporation as of October 31, 1999 is hereby submitted and approved, on which financial document the merger referred to below will be carried out. A copy of said balance sheet is attached to the files of these Minutes."

     "2. The Merger Agreement executed on this date between the Corporation and Distribuidora Venus, S. A. de C. V. is hereby expressly approved, on which document the merger of said companies is to be carried out, by virtue of which Reday, S. A. de C. V. will subsist as the absorbing company ("fusionante") and Distribuidora Venus, S. A. de C. V. will disappear as the absorbed company ("fusionada"). Consequently, the aforesaid merger is hereby expressly approved, pursuant to the provisions of the Merger Agreement, which is fully transcribed as follows:

"MERGER AGREEMENT TO BE ENTERED INTO BY REDAY, S. A. DE C. V., AS THE ABSORBING COMPANY ("FUSIONANTE") (HEREINAFTER REFERRED TO AS "REDAY"), REPRESENTED BY MR. JOSE ERNESTO BECERRIL MIRO AND, ON THE OTHER HAND, BY DISTRIBUIDORA VENUS, S. A. DE C. V. AS THE ABSORBED COMPANY ("FUSIONADA") (HEREINAFTER REFERRED TO AS "DISTRIBUIDORA"), REPRESENTED BY MESSRS. EUGENIO LOPEZ BARRIOS AND ALBERTO MENA ADAME, PURSUANT TO THE FOLLOWING STATEMENTS AND CLAUSES:

                                   STATEMENTS
                                   ----------

     I.  REDAY states, through its representative:

     a) That it is a Mexican stock company of variable capital ("sociedad anonima de capital variable") duly incorporated pursuant to the provisions of the General Law of Mercantile Corporations, as evidenced by Public Deed number 29,607 granted on January 2, 1991 before attorney Roberto Nunez y Bandera, Notary Public number 1 of the Federal District, and recorded in the Public

Registry of Commerce of the Federal District under mercantile folio number 150,313.

     b) That as of the date of this Agreement, it has a capital stock of $25,212,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWELVE-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY), represented by 10,000 common, registered, Series "A" shares, and by 25,202,154 common, registered, Series "B" shares, with a par value of $1.00 (ONE PESO 00/100 MEXICAN CURRENCY) each.

     c) That, subject to the approval of this Agreement by REDAY's General Extraordinary Meeting and by DISTRIBUIDORA's General Extraordinary Meeting to be held for such purpose, it is interested in reaching an agreement for the merger of DISTRIBUIDORA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and DISTRIBUIDORA to disappear as the absorbed company ("fusionada").

     d) That its representative has full authority to enter into this Agreement, which authority has not been revoked or modified in any manner whatsoever.

     II.  DISTRIBUIDORA states, through its representatives:

     a) That it is a Mexican stock company of variable capital ("sociedad anonima de capital variable") duly incorporated pursuant to the provisions of the General Law of Mercantile Corporations, as evidenced by Public Deed number 29,610 granted on January 2, 1991 before attorney Roberto Nunez y Bandera, Notary Public number 1 of the Federal District, and recorded in the Public Registry of Commerce of the Federal District under mercantile folio number 152539.

          b) That as of the date of this Agreement, it has a capital stock of $10,000.00 (TEN-THOUSAND PESOS 00/100 MEXICAN CURRENCY), represented by 10,000 common, registered, Series "A" shares, with a par value of $1.00 (ONE PESO 00/100 MEXICAN CURRENCY) each.

          c) That, subject to the approval of this Agreement by DISTRIBUIDORA's General Extraordinary Meeting and by REDAY'S General Extraordinary Meeting to be held for such purpose, it is interested in reaching an agreement for the merger of DISTRIBUIDORA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and DISTRIBUIDORA to disappear as the absorbed company ("fusionada").

          d) That its representatives have full authority to enter into this Agreement, which authority has not been revoked or modified in any manner whatsoever.

          Based on the above Statements, the parties hereto agree as follows:

                                    CLAUSES
                                    -------

          FIRST. Each REDAY and DISTRIBUIDORA agree to hold a General Extraordinary Shareholders Meeting in order to submit this Merger Agreement to said Meeting's approval and, consequently, to expressly agree on the merger of DISTRIBUIDORA into REDAY, with REDAY to subsist as the absorbing company ("fusionante") and DISTRIBUIDORA to disappear as the absorbed company ("fusionada").

          SECOND. The General Extraordinary Shareholders Meetings of REDAY and DISTRIBUIDORA referred to above must be held by November 30, 1999, at the latest.

          THIRD. The merger shall be fully effective for the parties hereto from the date on which the General Extraordinary Shareholders Meetings of REDAY and

DISTRIBUIDORA agree on the merger, and it shall be effective before third parties from the date on which the merger agreements be recorded in the Public Registry of the Property and Commerce of the Federal District, in view that the merging companies bind themselves to pay all the liabilities and debts to those creditors not agreeing with the merger.

          FOURTH. Subject to the approval by the Extraordinary Shareholders Meetings referred to before, the merger shall be based on the figures shown on the balance sheets of REDAY and DISTRIBUIDORA as of October 31, 1999.

          FIFTH. As a consequence of the merger, and once it has become fully effective for all the involved parties, all the assets, shares and rights, as well as the liabilities, duties and obligations of any nature whatsoever and the whole estate of DISTRIBUIDORA, with no limitation or reserve, shall be fully transmitted to REDAY as the absorbing company ("fusionante"). Therefore, REDAY shall acquire and assume the totality of DISTRIBUIDORA's liabilities and duties, of any nature whatsoever, expressly binding itself to pay them; in the understanding that those liabilities and related rights existing between the parties hereto (if any) shall extinguish by confusion when consolidated into REDAY as a consequence of this merger.

          SIXTH. As a result of the merger of DISTRIBUIDORA into REDAY, REDAY's variable capital stock shall be increased in the amount of $10,000.00 (TEN-THOUSAND PESOS 00/100 MEXICAN CURRENCY); consequently, once the merger between the parties hereto becomes effective, REDAY's capital stock shall amount $25,222,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWENTY-TWO-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY).

          Taking into account that REDAY's shareholders are also DISTRIBUIDORA's shareholders, upon the merger between the two parties,

REDAY's shareholders shall receive 1 (one) REDAY Series B share per each DISTRIBUIDORA Series A share they hold.

          SEVENTH. No change in REDAY's management and vigilance bodies shall take place resulting from this merger.

          EIGHTH. In compliance with the regulations of Article 223 of the General Law of Mercantile Corporations, immediately upon the celebration of the Extraordinary Shareholders Meetings provided for in Clause First hereof, the merger resolutions subject matter of this agreement, as well as the most recent balance sheets of the two companies duly approved by the Meetings ratifying the merger, including the procedure to be followed by DISTRIBUIDORA for the settlement of its liabilities, shall be published in the official newspaper of the two companies' corporate domiciles. Likewise, once this Merger Agreement has been approved and the corresponding merger has been agreed upon by the Extraordinary Shareholders Meetings provided for in Clause First hereof, the merger resolutions taken in such Meetings shall be immediately recorded in the Public Registry of the Property and Commerce of the Federal District.

          NINTH. For everything not expressly provided for herein, the provisions of the General Law of Mercantile Corporations and, in a suppletory manner, the regulations of the Code of Commerce and the Civil Code for the Federal District shall apply.

          TENTH. For the construction, compliance and execution of this Agreement, the parties hereto expressly submit themselves to the jurisdiction of the competent courts of Mexico, Federal District, expressly waiving to any other jurisdiction they might be entitled to by reason of their present or future domiciles, or by any other reason.

          This Agreement is signed in two counterparts in the City of Mexico, Federal, District, on November 30, 1999.


REDAY, S. A. DE C. V.                   DISTRIBUIDORA VENUS, S.A. DE C.V.
Mr. Jose Ernesto Becerril Miro          Mr. Eugenio Lopez Barrios
Legal Representative                    Mr. Alberto Mena Adame
"Signature"                             Legal Representatives
                                        "Signatures"

     "3. It is expressly set forth that, once the merger between Reday, S. A. de C. V. and Distribuidora Venus, S. A. de C. V. has been approved by their respective General Extraordinary Shareholders Meetings in the terms agreed upon in the Merger Agreement, such merger shall become effective for the parties from the date hereof, and that it shall become fully effective for third parties from the date the merger resolutions adopted by the General Extraordinary Meetings of the merging companies be recorded in the Public Registry of the Property and Commerce of the Federal District, according to Resolution 4 hereof."

     "4. In order to make the merger effective before third parties as from the date the related resolutions are recorded in the Public Registry of the Property and Commerce of the Federal District, the merging companies bind themselves to pay in advance all those debts in favor of creditors who are not in agreement with the merger.

     "5. It is expressly set forth that, as a result of the merger, all the assets, shares and rights, as well as the liabilities, duties and obligations of any nature whatsoever and the whole estate of Distribuidora Venus, S. A. de C. V., with no limitation or reserve, shall be fully transmitted to Reday, S.A. de C. V. as the absorbing company ("fusionante"), as from the date this merger becomes effective. Therefore, Reday, S. A. de C. V. shall acquire and assume, as from the date this merger becomes effective, the totality of liabilities and duties, of any nature whatsoever, to be payable by Distribuidora Venus, S. A. de C. V. Likewise, Reday, S.A. de C. V. expressly binds itself to become the universal successor in the payment obligations thereof; in the understanding that those liabilities and related rights existing between the parties hereto (if any) become extinguished on the date hereof by confusion, as they have been consolidated into Reday, S. A. de C. V."

     "6. Likewise, it is hereby expressly stated that, as a consequence of the covenants contained in the Merger Agreement, Reday, S. A. de C. V. shareholders shall receive 1 (one) Reday, S. A. de C. V. Series B share per each Distribuidora Venus, S. A. de C. V. Series A share they hold."

     II. In dealing with the second issue of the Agenda of this Extraordinary Meeting, the President explained the shareholders that, as a consequence of the merger between Reday, S. A. de C. V. and Distribuidora Venus, S. A. de C. V., and once such merger becomes effective, Reday, S. A. de C. V. capital stock shall be increased in $10,000.00 (TEN-THOUSAND PESOS 00/100 MEXICAN CURRENCY).

     Following the President's statement and once the shareholders posed all the questions they deemed advisable, the Meeting unanimously adopted the following:

                                   RESOLUTION
                                   ----------

     "1. As a consequence of the merger with Distribuidora Venus, S.A. de C.V. and effective as from the date such merger becomes effective, it is hereby resolved to increase Reday, S. A. de C. V. capital stock in the amount of $10,000.00 (TEN-THOUSAND PESOS 00/100 MEXICAN CURRENCY). Therefore, the fixed part of the capital stock shall be maintained in the amount of $10,000.00 (TEN-THOUSAND PESOS

     00/100 MEXICAN CURRENCY), and the variable part shall be increased to the amount of $25,212,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWELVE-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR PESOS 00/100 MEXICAN CURRENCY), wherefore the capital stock shall amount $25,222,154.00 (TWENTY-FIVE-MILLION TWO-HUNDRED-AND-TWENTY-TWO-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR
     PESOS 00/100 MEXICAN CURRENCY), represented by 10,000 (TEN-THOUSAND) Series A shares and 25,212,154 (TWENTY-FIVE MILLION TWO-HUNDRED-AND-TWELVE-THOUSAND ONE-HUNDRED-AND-FIFTY-FOUR) Series B shares."

     "2. It is hereby resolved to issue definitive Series B share certificates covering the capital stock increase, which certificates must comply with the regulations set forth in the Articles of Incorporation."

     III. Regarding the third issue of the Agenda of this Extraordinary Meeting, the President explained the shareholders that, as a consequence of the merger between Reday, S. A. de C. V. and Distribuidora Venus, S. A. de C. V., and once such merger becomes effective, Reday, S. A. de C. V. corporate name shall be changed and Article First of the Articles of Incorporation thereof shall be modified accordingly, in order to reflect such change.

The President continued expressing that the amendment proposed is contained in the text of the new Articles of Incorporation, which were previously distributed to the shareholders for their analysis.

Following the President's statement, and after having deeply analyzed the proposal, the Meeting adopted the following:

                                  RESOLUTIONS
                                  -----------

     "1. Approve the change of corporate name of REDAY to "DISTRIBUIDORA VENUS", pursuant to the permit granted by the Ministry of Foreign Investments."

     "2. Approve the amendment to Article First of the Articles of Incorporation, to read as follows:

                                   CHAPTER 1

     ARTICLE FIRST. The corporate name of the Corporation is "DISTRIBUIDORA VENUS", which corporate name shall always be followed by the words "SOCIEDAD ANONIMA DE CAPITAL VARIABLE" or the abbreviation thereof "S. A. DE C. V." "

     IV. In dealing with the last issue of the Agenda of this Extraordinary Meeting, the Shareholders unanimously adopted the following:

                                   RESOLUTION
                                   ----------

     "1. Appoint Messrs. Eugenio Lopez Barrios, Alberto Mena Adame and Jose Ernesto Becerril Miro, or the persons they designate, as delegates of this Meeting, so that they either jointly or severally:

     a) Appear before the Notary Public of their choice to fully or partially protocolize the Minutes of this Meeting.
     b) If necessary, issue the certificates containing the resolutions adopted in this Meeting.
     c)  Make the publications provided for by the applicable laws.
     d) Take the necessary steps to record the corresponding notarial deed at the Public Registry of the Property and Commerce of the Federal

         District, and perform all the necessary legal and material actions to comply with these resolutions."


       Further, the Meeting was adjourned during the period of time necessary to draft these minutes, which were read and approved by all the participants therein, and signed by the President , by the Secretary and by the Examiner.

       The Meeting was adjourned at 15:00 hrs., on November 30, 1999.



__________________________                        __________________________
Eugenio Lopez Barrios                             Alberto Mena Adame
President                                         Secretary


                       ________________________________
                          Ernesto Valenzuela Espinoza
                                    Examiner

                                ATTENDANCE LIST


                                                                       SHARES
                     SHAREHOLDER                             SERIES A            SERIES B
-----------------------------------------------------   ------------------   ----------------

JAFRA COSMETICS INTERNATIONAL, S. A.                                 9,999         25,201,154
DE C. V., represented by Mr. Jose Ernesto
Becerril Miro

____________________________________________________
Eugenio Lopez Barrios                                                    1              1,000
On his own behalf


____________________________________________________
T O T A L                                                           10,000         25,202,154


The totality of shares representing the Corporation's capital stock were duly represented at the Meeting.


_______________________________                  _______________________________
Mr. Eugenio Lopez Barrios                        Mr. Alberto Mena Adame
President                                        Secretary


_______________________________                  _______________________________
Mr. Jose Ernesto Becerril Miro                   Mr. Ernesto Valenzuela Espinoza
Teller                                           Examiner


Mexico, Federal District, November 30, 1999.

+++++++++++++++++++++++++++++ | ++++++++++++++++++++++++++++++++++++++++++++++++
                                 RECORDED AT THE GENERAL BUREAU OF THE PUBLIC
  (the coat of arms of the       REGISTRY OF COMMERCE, UNDER MERCANTILE FOLIO
      City of Mexico)            NUMBER     150313
                                       ----------------
       CITY OF MEXICO            FEES PAID: $1,350.00  CASHIER REGISTRY 207084
                                             --------                  -------
 Public Registry of Property     ENTRY:     3340     Dated: MARCH 22, 2000
                                        ------------        ------------------

     GENERAL BUREAU OF           MEXICO, FEDERAL DISTRICT, APRIL 17, 2000.
    THE PUBLIC REGISTRY                                    --------
      OF PROPERTY AND
      COMMERCE OF THE            REGISTRAR: ATTORNEY J. SILVIA VIDALS NEGRETE
     FEDERAL DISTRICT

+++++++++++++++++++++++++++++ | ++++++++++++++++++++++++++++++++++++++++++++++++
                             le blenes;_________________________________________
                             ___________________________________________________
                             ___________________________________________________

                             s que expresamente determine la Ley._______________

en los poderes generales se deseo conferir alguna o algunas de las facultadas seabadas de enumeras se observa lo dispueste en el perrafo primero del Articulo

2408.__________________________________________________________________________

- ES PRIMER TESTIMONIO DE SU ORIGINAL QUE SE EXPIDE PARA LA SOCIEDAD MERCANTIL

DENOMINADA "CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, EN SU

CARACTER DE INTERESADA VA EN DEMO FOJAS UTILES DESIDAMENTE COTEJADAS, SELLADAS Y

FIRMADAS. -DOY FE_______________________________________________________________

NAUCALPAN DE JAUREZ, ESTADO DE MEXICO, A DIECISTE TE DE DICIEMBRE DE MIL

NOVECIENTOS NOVENTA Y NUEVE_____________________________________________________

                                                                          [SEAL]

                                      INSCRITO EN LA DIRECCION GENERAL DEL
                                      REGISTRO PUBLICO DE COMERCIO EN EL FOLIO
                                      MERCANTIL NUMERO: 202537
                                                       --------
                                      DERECHOS: $ 1,350.00  REG EN CAJA: 207084
                                               -----------              -------
                                      FTDA: 3338      DE FECHA:  22-3-2000
                                           -------             ------------
                                      EN MEXICO, D.F.A 17 DE ABRIL DEL 2000
                                                       --    -----       --
                                       REGISTRADOR LIC. J. SILVIA VIDALS NEGRETE

                                                                          [SEAL]

--------------------------------------------------------------------------------
| (the coat of arms of the    | RECORDED AT THE GENERAL BUREAU OF THE PUBLIC   |
|      City of Mexico)        | REGISTRY OF COMMERCE, UNDER MERCANTILE FOLIO   |
|      CITY OF MEXICO         | NUMBER  202537                                 |
| Public Registry of Property |       ---------                                |
|                             | FEES PAID: $1,350.00   CASHIER REGISTRY 207084 |
| GENERAL BUREAU OF           | ENTRY:  3338       DATED:  MARCH 22, 2000      |
| THE PUBLIC REGISTRY         |       -------            -----------------     |
| OF PROPERTY AND             |                                                |
| COMERCE OF THE              | MEXICO, FEDERAL DISTRICT, APRIL 17, 2000.      |
| FEDERAL DISTRICT            |                           --------             |
|                             |                                                |
|                             | REGISTRAR: ATTORNEY J. SILVIA VIDALS NEGRETE   |
--------------------------------------------------------------------------------

ARTICULO 2441. -El procurador no necesita poder o clausula especial, sino en los casos siguientes:
                 --------------------------------------------------------------

-I. -Para desistirse:
                     ----------------------------------------------------------

-II. -Para transigir:
                      ---------------------------------------------------------

-III. -Para comprometer en arbitros:
                                    -------------------------------------------

-IV. -Para absolver y articular posiciones:
                                           ------------------------------------

-V. -Para hacer cesion de ?:
                            ---------------------------------------------------

VI. -Para recusar:
                  -------------------------------------------------------------

VII. -Para recivir pagos:
                         ------------------------------------------------------

VIII. -Para los demas actos que expresamente determine la Ley.
                                                              -----------------

-Cuando en los poderes generales se deseo conferir alguna o algunas de las facultades acabedes de enumerar, se observara lo dispuesto en el parrafo primero del Articulo 2408.
                  -------------------------------------------------------------

-ES PRIMER TESTIMONIO DE SU ORIGINAL QUE SE EXPIDE PARA LA SOCIEDAD MERCANTIL DENOMINADA "REDAY', SOCIEDAD ANONIMA DE CAPITAL VARIABLE, EN SU CARACTER DE INTERESADA. VA EN DIEZ FOJAS UTILES DEBIDAMENTE COTEEJADAS, SELLADAS Y FIRMADAS. -DOY FE.
                  -------------------------------------------------------------

-NAUCALPAN DE JUAREZ, ESTADO DE MEXICO, A DIECISIETE DE DICIEMBRE DE MIL NOVECIENTOS NOVENTA Y NUEVE.
                            --------------------------------------------------

                                                        [SEAL]


                               INSCRITO EN LA DIRECCION GENERAL DEL REGISTRO PUBLICO DE COMERCIO
                               EN EL FOLIO MERCANTIL NUMERO: 150313
                                                             ------
                               DERECHOS: $ 1,350.00.  REG EN CAJA: 207084
                               FTDA: 3339   DE FECHA: 22-3-2000
                               EN MEXICO D.F.A 17 DE ABRIL DEL 2000
                                               --    -----     ----
                                  REGISTRADOR LIC SILVIA VIDALS NEGRETE

--------------------------------------------------------------------------------
| (the coat of arms of the    |RECORDED AT THE GENERAL BUREAU OF THE PUBLIC    |
|      City of Mexico)        |REGISTRY OF COMMERCE, UNDER MERCANTIL FOLIO     |
|      CITY OF MEXICO         |NUMBER  150313                                  |
| Public Registry of Property |       -------                                  |
|                             |FEES PAID:  $1,350.00   CASHIER REGISTRY: 207084|
| GENERAL BUREAU OF           |          -----------                    -------|
| THE PUBLIC REGISTRY         |ENTRY:  3339           DATED: MARCH 22, 2000    |
| OF PROPERTY AND             |      ------                 ---------------    |
| COMERCE OF THE              |                                                |
| FEDERAL DISTRICT.           |MEXICO, FEDERAL DISTRICT, APRIL 17, 2000.       |
|                             |                          --------              |
|                             |                                                |
|                             |REGISTRAR: ATTORNEY J. SILVA VIDALS NEGRETE     |
--------------------------------------------------------------------------------

                         Jorge Antonio Francoz Garate
                Notario Pueblo 17 Del Distrito de Tlalnepantla
                               Estado de Mexico

-V- Para hacer cesison de bienes:___________________________________________

-VI- Para recusar__________________________________________________________

-VII- Para recibir pagos

-VIII- Para los demas actos que expresamente determine la Ley:____

- Cuando en los poderas generales se ?? confarir alguna o algunas de las ?? ?? de numerar, se observara lo dispuesto en el parrato primero del Articulo 2408:______________________________________________________________________

- ES PRIMER TESTIMONIO DE SU ORIGINAL QUE SE EXPIDE PARA LA SOCIEDAD MERCANTIL DENOMINADA "DISTRIBUIDORA VENUS," SOCIEDAD ANONIMA DE CAPITAL VARIABLE, EN SU CARACTER DE INTERSADA, VA EN NUEVE FOJAS UTILES DEBIDAMENTE COTEJADAS, SELLADAS Y FIRMADAS DOY FE:_________________________________________________________

NAVCALPLAW DE JUAREZ, ESTADO DE MEXICO, A DIECISIETE DE DECEMBRE DE MIL NOVECIENTOS NOVENTA Y NUEVE




                       Inscrito en la Direccion General
                       Del Registro Publico De Comercio

                      En el folio mercantil numero:152539
               Derechos: $675.00           Res en caja:  207084
               Ftda:  3342                 De Fecha:  22-3-2000
                    En Mexico, D.F.A. 17 de Abril del 2000
                     Registrador UC J. Silvia Vidals Negrete







El Registrador

____________________________

-------------------------------------------------------------------------------
|(the coat of arms of the       | RECORDED AT THE GENERAL BUREAU OF THE PUBLIC |
|  City of Mexico)              | REGISTRY OF COMMERCE, UNDER MERCANTILE FOLIO |
|  CITY OF MEXICO               | NUMBER 152539                                |
|Public Registry of Property    |        ------                                |
|                               | FEES PAID: $675.00    CASHIER REGISTRY 207084|
|                               |            -------                     ------|
|GENERAL BUREAU OF              | ENTRY: 3342   DATED: MARCH 22, 2000          |
|THE PUBLIC REGISTRY            |        ----          --------------          |
|OF PROPERTY AND                |                                              |
|COMERCE OF THE                 | MEXICO, FEDERAL DISTRICT, APRIL 17, 2000.    |
|FEDERAL DISTRICT               |                           --------           |
|                               |                                              |
|                               | REGISTRAR: ATTORNEY J. SILVIA VIDALS NEGRETE |
--------------------------------------------------------------------------------

                         JORGE ANTONIO FRANCOZ GARATE
                NOTARIO PUBLICO 17 DEL DISTRITO DE TLALNEPANTLA
                               ESTADO DE MEXICO

-ARTICULO 2428. - El mandatario puedo encomendar a un si tiene facultades expresas para ello:
                   -----------------------------------------------------------

-ARTICULO 2441. -El procurador no necesita poder o clausula especial.sino en los casos siguientes siguientes:
                            --------------------------------------------------

-I. -Para desistirse:
                     ---------------------------------------------------------

-II. -Para transigir:
                     ---------------------------------------------------------

-III. -Para comprometer en arbitros:
                                    ------------------------------------------

-IV. -Para absolver y articular posiciones:
                                           -----------------------------------

-V. -Para hacer cosion de bienes:
                                 ---------------------------------------------

-VI. -Para recusar:
                   -----------------------------------------------------------

-VII. -Para recibir pagos:
                          ----------------------------------------------------

-VIII. -Para los dames actos que expresamente determine la ley
                                                           -------------------

-Cuando en los poderes generales se desee conferir alguna o algunasde las facultades acabadas de enumerar, se observara lo dispuesto en el parrafo primero del Articulo 2408.
                  ------------------------------------------------------------

-ES PRIMER TESTIMONIO DE SU ORIGINAL QUE SE EXPIDE PARA LA SOCIEDAD MERCANTIL DENOMINADA DISTRIBUIDORA VENUA- SOCIEDAD ANONIMA DE CAPITAL VARIABLE. EN SU CARACTAR DE INTERESADA. VA EN OCHO FOJAS UTILES DEBIDAMENTE COTEJADAS, SELLADAS FIRMADAS. -DOY FE.
                  ------------------------------------------------------------

-NAUCALPAN DE JUAREZ, ESTADO DE MEXICO, A DOSE DE ENERO DEL DOS MIL.
                                                                    ----------


                                INSCRITO EN LA DIRECCION GENERAL DEL REGISTRO PUBLICO DE COMERCIO EN EL FOLIO MERCANTIL
                                NUMERO: 150313
                                        ------
                                DERECHOS: $ 675.00   REG EN CAJA: 207084
                                          --------               --------
                                FTDA: 3341     DE FECHA: 22-3-2000
                                     ------             ----------
                                EN MEXICO D.F. 17 DE ABRIL DEL 2000
                                     REGISTRADOR LIC. J. SILVIA VIDALS NEGRETE

--------------------------------------------------------------------------------
| (the cost of arms of the   | RECORDED AT THE GENERAL BUREAU OF THE PUBLIC    |
|    City of Mexico)         | REGISTRY OF COMMERCE, UNDER THE MERCANTILE FOLIO|
|     CITY OF MEXICO         | NUMBER  150313                                  |
| Public Registry of Property|        -------                                  |
|                            | FEES PAID:  $675.00     CASHIER REGISTRY 207084 |
| GENERAL BUREAU OF          |             -------                      ------ |
| THE PUBLIC REGISTRY        | ENTRY:  3341         DATED: MARCH 22, 2000      |
| OF PROPERTY AND            |         ----                --------------      |
| COMERCE OF THE             |                                                 |
| FEDERAL DISTRICT           | MEXICO, FEDERAL DISTRICT, APRIL 17, 2000.       |
|                            |                           --------              |
|                            |                                                 |
|                            | REGISTRATAR:  ATTORNEY J. SILVIA VIDALS NEGRETE |
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